                                 SCHEDULE 14A
                                (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        AON ASSET MANAGEMENT FUND INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement no.:

- --------------------------------------------------------------------------------

     (3) Filing Party:

- --------------------------------------------------------------------------------

     (4) Date Filed:

- --------------------------------------------------------------------------------

                       AON ASSET MANAGEMENT FUND, INC.
                            6610 WEST BROAD STREET
                           RICHMOND, VIRGINIA 23230


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JULY 10, 1996


Notice is hereby given that a special meeting of the shareholders (the "Meeting") of the Money Market Portfolio and the Flexible Asset Allocation Portfolio (individually, a "Portfolio" and collectively, the "Portfolios"), each a separate investment portfolio of Aon Asset Management Fund, Inc., a Virginia corporation (the "Fund"), will be held at 10:00 a.m., local time, on July 10, 1996 at the offices of Aon Corporation, 123 North Wacker Drive, Chicago, IL 60606, 13th Floor for the following purposes:

FOR SHAREHOLDERS OF EACH PORTFOLIO, VOTING SEPARATELY BY PORTFOLIO:

(1) To approve or disapprove a reorganization (the "Reorganization") in which each of the two Portfolios would become a separate series of the Aon Funds, a business trust organized under the laws of the State of Delaware (the "Trust"), pursuant to an Agreement and Plan of Reorganization whereby (i) all of the assets and liabilities of each Portfolio will be transferred to a corresponding series of the Trust; (ii) shareholders of each Portfolio will receive an equal number of shares in the corresponding series of the Trust in exchange for their shares of such Portfolio; and
     (iii) the Fund subsequently will take all actions necessary to effect its dissolution and to have its corporate existence terminated.

FOR SHAREHOLDERS OF BOTH PORTFOLIOS, VOTING TOGETHER:

(2) To elect a Board of Directors consisting of five Directors and to authorize the Fund, prior to the effective time of the Reorganization, to vote its beneficial interest in the Trust for the election of the same five individuals to serve as Trustees of the Trust.

FOR SHAREHOLDERS OF EACH PORTFOLIO, VOTING SEPARATELY BY PORTFOLIO:

(3) To approve or disapprove new investment advisory agreements between the Fund on behalf of each of the Portfolios and Aon
     Advisors, Inc. ("AAI"), the current investment adviser of each of the Portfolios.

FOR SHAREHOLDERS OF BOTH PORTFOLIOS:

(4) To transact such other business as may properly come before the Meeting and any adjournment thereof.

Each proposal is discussed more fully in the accompanying Proxy
Statement.

All shareholders are invited to attend the Meeting. Shareholders of record at the close of business on May 31, 1996, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Meeting.


                              By Order of the
                              Board of Directors
                              of the Fund



June 10, 1996                 /s/ Karl W. Krause  ,
                              ---------------------
                              Karl W. Krause
                              Secretary

                             ____________________

                            YOUR VOTE IS IMPORTANT
                       PLEASE RETURN YOUR PROXY CARD(S)
                             ____________________


WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND DATE EACH ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE.  A SHAREHOLDER WHO COMPLETES AND RETURNS A PROXY AND
SUBSEQUENTLY ATTENDS THE MEETING MAY ELECT TO VOTE IN PERSON, SINCE A PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                  AON ASSET MANAGEMENT FUND, INC.
                      6610 West Broad Street
                     Richmond, Virginia 23230

                                                    June 10, 1996


                         PROXY STATEMENT


General Information

The enclosed proxy is solicited by the Board of Directors of Aon Asset Management Fund, Inc., a Virginia corporation (the "Fund"), for use at the special meeting of shareholders (the "Meeting") of the Money Market Portfolio and the Flexible Asset Allocation Portfolio (individually, a "Portfolio" and collectively, the "Portfolios"), each a separate investment portfolio of the Fund, to be held at the offices of Aon Corporation, 123 North Wacker Drive, Chicago, IL 60606, 13th Floor at 10:00 a.m., local time, on July 10, 1996, and at any adjournment thereof. The Fund expects to mail this Proxy Statement and each proxy to shareholders on or about June 13, 1996.

The Fund's investment adviser is Aon Advisors, Inc. ("AAI"), with offices at 123 North Wacker Drive, Chicago, Illinois 60606. AAI, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, is a wholly-owned subsidiary of Aon Corporation, 123 North Wacker Drive, Chicago, Illinois 60606, a publicly held insurance holding company whose common stock is listed on the New York Stock Exchange and which, through subsidiaries, is a major provider of insurance, insurance brokerage and related services. AAI serves as investment adviser of the two Portfolios, under the general oversight of the Board of Directors of the Fund and pursuant to respective investment advisory agreements dated January 27, 1994 and April 26, 1995 between AAI and the Fund (collectively, the "Current Advisory Agreements").

The Fund's shares are distributed by Aon Securities Corporation
("ASC"), 123 North Wacker Drive, Chicago, Illinois 60606, a wholly-owned subsidiary of Aon Corporation. Effective July 1, 1996, ASC will also provide administrative services to the Fund pursuant to an Administration Agreement among the Fund, AAI and ASC (the "Current Administration Agreement").

The solicitation of proxies will be primarily by mail but also may include telephone or oral communications by officers of the Fund or by regular employees of AAI, the Fund's investment adviser, which persons will not receive any compensation therefor from the Fund. The cost of preparing and mailing the notice of meeting, the proxy card, this Proxy Statement and any additional proxy material has been or is to be borne by AAI, the investment adviser of the Fund.

Voting Information

Shareholders of record at the close of business on May 31, 1996 will be entitled to vote in person or by proxy at the Meeting. As of such date, with respect to each Portfolio, the number of shares of capital stock outstanding and entitled to vote is as set forth opposite such Portfolio's name below:


     Money Market Portfolio (Class A)         292,151,094.350

     Flexible Asset Allocation Portfolio        7,225,020.574
     (Class B)


The table below summarizes the proposals on which shareholders are being asked to vote (individually, a "Proposal" and collectively, the "Proposals") and indicates which shareholders are entitled to vote on each. Proposal 1 relates to each of the Portfolios separately; shareholders of each Portfolio will vote separately on this Proposal. If Proposal 1 is approved by shareholders of one Portfolio and disapproved by shareholders of the other Portfolio, the Proposal will not be implemented. Proposal 2 relates generally to both Portfolios; shareholders of both Portfolios will vote together on this Proposal. Proposal 3 relates to each of the Portfolios separately; shareholders of each Portfolio will vote separately on this Proposal. If Proposal 3 is approved by shareholders of one Portfolio and disapproved by shareholders of the other Portfolio, the Proposal will implemented for the Portfolio whose shareholders approve the Proposal and will not be implemented for the Portfolio whose shareholders do not approve the Proposal.


                 Brief Description         Shareholders Who Will
Proposal          of the Proposal          Vote On the Proposal
- --------         -----------------         ---------------------
Proposal 1     To approve an Agreement     Shareholders of each
               and Plan of Reorganization  Portfolio, voting
               pursuant to which the Fund  separately
               would reorganize from a
               Virginia corporation into
               a Delaware business trust
               under the name Aon Funds.

Proposal 2     To elect Directors of       Shareholders of both
               the Fund.                   Portfolios, voting
                                           together

Proposal 3     To approve new investment   Shareholders of each
               advisory agreements between Portfolio, voting
               AAI and the Fund on behalf  separately
               of the respective
               Portfolios.



Shares may be voted in person or by proxy. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or as otherwise provided thereon.

The persons designated on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed. Unless instructions to the contrary are marked, properly executed proxies will be voted FOR the approval of the Proposals described herein. A shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund or by signing and mailing another proxy of a later date. To be effective, such revocation must be received by the Fund prior to the Meeting. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting thereby canceling any proxy previously given.

Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or Proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposal 2, for which the required vote is a plurality of the votes cast, but effectively will be a vote against adjournment and against Proposals 1 and 3, for which the required vote is a percentage of the shares present or outstanding. Broker non-votes are shares held in the name of a broker or nominee as to which instructions have not been received from the beneficial owners or other persons entitled to vote and the broker or nominee does not have discretionary voting authority.

Under the Amended and Restated Articles of Incorporation (the "Articles of Incorporation") and By-Laws of the Fund, the holders of not less than one-third of the Fund's shares issued and outstanding and entitled to vote, represented in person or by proxy, constitutes a quorum at all shareholder meetings. However, with respect to certain Proposals, the Investment Company Act of 1940 (the "1940 Act") may require the holders of a greater proportion of shares of the Fund or a Portfolio issued and outstanding and entitled to vote be represented in person or by proxy for action to be validly taken. If less than a quorum is present at the Meeting or if a quorum is present but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. The persons named as proxies will vote all proxies that they are entitled to vote FOR approval of any Proposal in favor of adjournment and will vote all proxies required to be voted AGAINST the Proposal against adjournment. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. No business shall be transacted at an adjourned meeting except as might have been lawfully transacted had the Meeting not been adjourned.

Approval of Proposal 1 requires the affirmative vote of not less than two-thirds of the shares of each Portfolio outstanding and entitled to vote at the Meeting. If Proposal 1 is not approved, the Fund will continue to operate as a Virginia corporation. Election of Directors pursuant to Proposal 2 requires a plurality vote of the shares of the Fund voting in person or by proxy at the Meeting, provided a quorum is present. This means that the five nominees receiving the largest number of votes will be elected. Accordingly, a plurality of all votes cast by shareholders of the Money Market Portfolio and the Flexible Asset Allocation Portfolio, regardless of class, shall be required to elect each Director. Approval of Proposal 3 by each Portfolio voting on the Proposal requires the affirmative vote of "a majority of the outstanding voting securities" of that Portfolio as defined in the 1940 Act. Under the 1940 Act, this means the affirmative vote of the lesser of (i) 67% or more of the Portfolio's shares present at the meeting in person or by proxy, if the holders of more than 50% of the outstanding shares of such Portfolio are present at the meeting or represented by proxy or (ii) more than 50% of the Portfolio's outstanding shares. If Proposal 3 is not approved by a Portfolio voting on that Proposal, that Portfolio will continue to operate under its Current Advisory Agreement.

If you are a shareholder of more than one Portfolio, you will receive this Proxy Statement and a separate proxy for each Portfolio of which you are a shareholder. PLEASE VOTE, SIGN AND RETURN EACH PROXY YOU RECEIVE TO ENSURE THAT ALL YOUR VOTES ARE COUNTED.

The table below sets forth certain information as to all persons known to the Fund who, as of May 31, 1996, owned of record or beneficially 5% or more of either Portfolio's outstanding shares.
Money Market Portfolio:

_________________________________________________________________________________________________
      (1)                       (2)                                  (3)                   (4)
                                                                 Amount and               Percent
                          Name and Address                        Nature of                 of
Title of Class            of Beneficial Owner                Beneficial Ownership         Class
                                                                                           (%)
_________________________________________________________________________________________________
Class A                   Aon Risk Services                     113,256,000.00              38.77
(Money Market             Controller, 7th Floor                 directly owned shares
Portfolio)                123 N. Wacker Dr.
                          Chicago, IL  60606

Class A                   Rollins Hudig Hall Co.                104,352,000.00              35.72
(Money Market             Controller, 22nd Floor                directly owned shares
Portfolio)                123 N. Wacker Dr.
                          Chicago, IL  60606

Class A                   Virginia Surety Company, Inc.         20,344,987.44                6.96
(Money Market             123 N. Wacker Dr.                     directly owned shares
Portfolio)                Chicago, IL  60606

Class A                   Rollins Hudig Hall-NY                 16,355,000.00                5.60
(Money Market             Suite 22                              directly owned shares
Portfolio)                123 N. Wacker Dr.
                          Chicago, IL  60606

Class B                   Combined Insurance Company            5,443,722.20                75.35
(Flexible Asset            of America                           directly owned shares
Allocation Portfolio)     Investment Accounting Mgr.
                          27th Floor
                          123 N. Wacker Dr.
                          Chicago, IL  60606

Class B                  Virginia Surety Company Inc.           1,692,190.82                23.42
(Flexible Asset          123 N. Wacker Dr.                      directly owned shares
Allocation Portfolio)    Chicago, IL  60606



THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, TO SHAREHOLDERS UPON REQUEST. A SHAREHOLDER WHO WISHES TO RECEIVE A COPY OF THE FUND'S ANNUAL REPORT OR SEMI-ANNUAL REPORT MAY WRITE THE FUND'S ADMINISTRATOR AT 123 NORTH WACKER DRIVE, CHICAGO, ILLINOIS 60606, OR CALL (800) 266-3637.

                       ____________________

                            Proposal 1

                    APPROVAL OF REORGANIZATION
                       ____________________

SHAREHOLDERS OF EACH PORTFOLIO, VOTING SEPARATELY, ARE ENTITLED TO VOTE ON THIS PROPOSAL.

INTRODUCTION

At meetings held on April 26, 1996 and May 22, 1996, the Board of Directors of the Fund considered, and at the meeting held on May 22, 1996 unanimously approved, an Agreement and Plan of Reorganization (the "Plan of Reorganization"). A copy of the Plan of Reorganization is attached hereto as Exhibit A. The Plan of Reorganization provides that each Portfolio will transfer all of its assets and liabilities to a corresponding series of the Aon Funds, a Delaware business trust (the "Trust"), in exchange for all of the beneficial interests in that corresponding series of the Trust. The beneficial interests in each series of the Trust will then be distributed pro rata to the current shareholders of the corresponding Portfolio, and thereafter the Fund will take all actions necessary to effect its dissolution and to have its corporate existence terminated. The business of the Fund -- of being an open-end management investment company -- will thereafter be carried on by the Trust (the entire transaction shall hereinafter be referred to as the "Reorganization").

Each shareholder of a Portfolio will have the same investment in the corresponding series of the Trust as such shareholder had in the Portfolio prior to the Reorganization. For a further discussion of the steps to be taken to consummate the Reorganization, see "Summary of the Plan of Reorganization" in this Proposal 1.

Each initial series of the Trust will have investment objectives, policies and restrictions identical to those of its corresponding
Portfolio.

AAI, the investment adviser of each Portfolio, will continue to be responsible for the investment management of each series of the Trust, subject to the general oversight of the Trustees of the Trust, under respective new investment advisory agreements (collectively, the "New Advisory Agreements") with the Trust. The New Advisory Agreements will be the same in every material respect as the respective Current Advisory Agreements except that, if Proposal 3 is approved by the shareholders of the respective Portfolios, the Current Advisory Agreements will be amended to remove from their scope the Administrative Services (as defined in Proposal 3) which, effective as of July 1, 1996, AAI will delegate to ASC (the "Administrator") pursuant to the Current Administration Agreement. (Prior to July 1, 1995, FFSC (as herein after defined) will serve as Administrator pursuant to an administration agreement which is substantially identical to the Current Administration Agreement.) Such Administrative Services are expected to continue to be provided by ASC pursuant to a new administration agreement (the "New Administration Agreement") to be entered into directly by the Fund and ASC. The fees for such Administrative Services are expected to remain substantially the same but will be paid directly by the Fund (rather than by AAI) to ASC, and the fees to be paid to AAI pursuant to the New Advisory Agreements will be reduced by the approximate amount that AAI is currently paying to ASC as Administrator pursuant to the Current Administration Agreement. Accordingly, the aggregate fees paid by the Fund for investment advisory and Administrative Services pursuant to the New Advisory Agreements and the New Administration Agreement, respectively, are expected to remain exactly the same.

Immediately upon completion of the Reorganization, ASC will continue to act as distributor (the "Distributor") for each series of the Trust pursuant to a distribution agreement (the "New Distribution Agreement") with the Trust that will be the same in every material respect as the distribution agreement currently in effect between ASC and the Fund with respect to the Portfolios (the "Current Distribution Agreement"), except that, if this Proposal 1 is approved and the Fund implements a multiple class distribution system, ASC may receive distribution fees relating to Class C shares as described below. ASC also will continue to act as Administrator for each series of the Trust pursuant to the New Administration Agreement with the Trust which will be the same in every material respect as the Current Administration Agreement, except that, as noted above, if Proposal 3 is approved by the respective Portfolios, ASC will provide Administrative Services directly to, and will receive payment for Administrative Services directly from, the Trust.

Firstar Trust Company ("Firstar") currently acts as transfer agent (the "Transfer Agent"), fund accounting services agent and custodian (the "Custodian"), respectively, for the Fund and upon completion of the Reorganization is expected to continue to act in like capacities with respect to the Trust pursuant to transfer agency, fund accounting services and custody agreements with the Trust that will be the same in every material respect as the transfer agency agreement and custodian agreement currently in effect between Firstar and the Fund.


REASONS FOR PROPOSED REORGANIZATION

On April 1, 1996, Aon Corporation completed the sale of all of the outstanding capital stock of its subsidiaries, The Life Insurance
Company of Virginia ("Life of Virginia") and Forth Financial

Resources, Ltd. ("FFRL"), to General Electric Capital Corporation ("GECC"). Prior to this transaction, the Board of Directors of the Fund was comprised primarily of persons who were either affiliated persons of Life of Virginia or FFRL or were also serving as directors of Life of Virginia Series Fund, Inc. ("LOVSF"), another registered investment company of which Life of Virginia is the sponsor. However, a substantial majority of the shares of each of the Portfolios is currently owned in the aggregate by Aon Corporation or its subsidiaries or their respective employees, and Aon Corporation and such subsidiaries determined that as a result of the sale of Life of Virginia and FFRL to GECC, they desired certain changes in the operation of the Fund. To this end, Aon Corporation and certain of its subsidiaries, which as of March 13, 1996 collectively beneficially owned approximately 99% of the outstanding shares of capital stock of the Fund, requested the Fund to call a special meeting of shareholders of the Fund. Such meeting was held on April 24, 1996, and at such meeting five nominees proposed by Aon Corporation and such subsidiaries were elected as new Directors of the Fund (hereinafter sometimes referred to as the "New Board").

In connection with the sale of Life of Virginia and FFRL to GECC, Forth Financial Securities Corporation ("FFSC"), which is a subsidiary of FFRL and which had served as the Fund's Distributor and Administrator, has been or is in the process of being replaced in such capacities by ASC, a wholly-owned subsidiary of Aon Corporation. Also as a result of the sale of Life of Virginia and FFRL, AAI no longer maintains an office in Virginia. As a result of these changes, it is expected that within a relatively short time the Fund will no longer have any nexus to Virginia and its operations will be transferred elsewhere, most likely to Chicago, Illinois, the site of Aon Corporation's headquarters.

At the same time, and in part because of the termination of Aon Corporation's affiliation with LOVSF which resulted from the sale of Life of Virginia and FFRL, the Fund is currently considering the addition of up to six new portfolios, including certain portfolios similar in certain respects to certain of the four portfolios which are currently offered by LOVSF but not by the Fund. These LOVSF portfolios are its Common Stock Index, Government Securities, Real Estate Securities and International Equity portfolios. The Fund is also considering adding an Equity Active and a Diversified Bond portfolio in the near future.

As a result of these recent and impending changes in the Fund's operations, the New Board considered whether to continue operating the Fund as a Virginia corporation or whether another form of organization would be preferable, and the New Board concluded that operating the Fund as a Delaware business trust is preferable to operating the Fund as a Virginia corporation. In general, Delaware business trust law will provide greater flexibility to the Fund than Virginia corporation law in structuring the Fund's operations and will eliminate both the need to obtain shareholder approval for certain routine or non-material actions and the expense and delays involved in doing so. For example, under Virginia corporation law, routine or non-material changes to the charter of the Fund, such as those in response to regulatory developments, generally require shareholder approval; Delaware law permits such changes to the Declaration of Trust of a Delaware business trust to be made without first obtaining shareholder approval. In addition, unlike Virginia corporation law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware business trust to delegate certain of its responsibilities, such as those pertaining to the declaration of dividends, to duly empowered committees of the board of trustees or to appropriate officers. Finally, Delaware law permits the trustees of a Delaware business trust to adapt the trust to future contingencies; for example, without a shareholder vote the trustees may merge or consolidate the trust with another entity. Any exercise of this authority by the Trustees of the Trust may, however, be subject to applicable provisions of the 1940 Act.

Further, the Reorganization will (i) permit the Fund to offer unlimited series, classes of shares within series and an unlimited number of shares of beneficial interest in series and classes, (ii) effect a change in the Fund's name to Aon Funds, and (iii) permit the Fund to consider transferring its operations to Chicago, Illinois, the site of Aon Corporation's headquarters, without incurring significant franchise taxes and license fees which would apply if the Fund were to remain a Virginia corporation upon such transfer.

The Fund also believes that the ability to offer classes of shares within series will facilitate the Fund taking advantage of alternative methods of selling shares through a multiple-class distribution program. At present, each Portfolio is a "no-load" fund and its shares are sold to investors at a public offering price equal to its net asset value per share without the imposition of any sales charges, whether front-end sales charges or deferred ("back-end") sales charges (also frequently referred to as "contingent deferred sales charges" or "CDSCs"). In addition, neither Portfolio currently uses its assets to pay for expenses and costs related to distribution of its shares (also frequently referred to as "Rule 12b-1 fees"). All costs of distribution are currently paid by AAI or the Distributor.

Subject to approval of this Proposal 1, it is the current intention of the Fund to have the existing shares of the Portfolios designated as Class Y (no-load) shares of the Trust and to have the Trust establish at least one additional class of shares for each Portfolio (as well as each of the New Series, as described below) in order to implement a multiple-class distribution program. The creation of one or more separate classes of shares will permit the Trust to allocate costs associated with the distribution of shares of a class and distribution-related servicing of shareholders of the class to the investors who elect to purchase that particular class of shares. The Directors have determined that although distribution-related and shareholder servicing-related charges may be imposed on any new class, the outstanding shares of each Portfolio as of the business day immediately prior to the commencement of distribution under the multiple-class program (the proposed Class Y (no-load) shares) will not bear any portion of such costs, and will not be subject to sales charges or Rule 12b-1 fees, whether for distribution or shareholder servicing. In addition, the holders of such shares will not bear any of the costs and expenses (such as legal and accountants' fees) of establishing the multiple-class distribution program and will not be subject to any costs or expenses in connection with the reclassification of outstanding shares to Class Y shares.

In connection with the implementation of the multiple-class distribution program, the Fund currently intends that the Trust will limit the general availability of Class Y shares of the Portfolios to (i) the shareholders of record of outstanding shares of the Fund as of the business day immediately prior to the commencement of distribution under the multiple-class program, including additional investments by such holders, (ii) investment advisory clients of AAI and (iii) affiliates of Aon Corporation or AAI. Holders of outstanding Class Y shares of each Portfolio will be entitled to purchase, and to exchange their shares for, Class Y shares of the other Portfolios without payment of any sales, distribution-related or shareholder servicing-related charges. No Rule 12b-1 distribution-related or shareholder servicing-related costs or expenses will be imposed on Class Y shares owned or purchased, through dividend reinvestment, exchange or otherwise, by those holders.

As mentioned above, it is currently contemplated that each Portfolio will create at least one new class of shares in addition to the Class Y shares. This class would be designated Class C shares, and is currently proposed to be offered with the following characteristics:

     Class C shares will be offered for all of the Portfolios, and will be sold without a front-end sales charge, but will be subject to a continuing Rule 12b-1 fee at an annual rate of up to .25% of the average daily net asset value of the Class C shares (.10% in the case of Class C shares of the Money Market Portfolio), which may be used for payments in respect of distribution services rendered ("distribution fees") or shareholder servicing related to distribution of shares of the class ("service fees").

In general, shares of each class will be eligible to be exchanged for shares of the same class of any other Portfolio offering that class, without payment of any sales or distribution-related charges in connection with the exchange. While the final characteristics of the classes, including the distribution-related and shareholder servicing-related charges for the Class C shares, may change prior to implementation, regardless of the final characteristics of each class, no class will bear the distribution-related or shareholder servicing-related costs and expenses of any other class, and no series will bear the distribution-related or shareholder servicing-related costs and expenses of any other series.

Other than with respect to distribution-related and shareholder servicing-related matters, all classes of shares of a series would generally participate in all respects on a proportionate basis with all other classes of shares of that series, including with respect to investment income, realized and unrealized gains and losses on series investments and all other operating expenses of the series (except for certain expenses relating specifically to a particular class, including but not limited to any incremental shareholder servicing fees and the printing of proxy statements for meetings of shareholders of a particular class). All shares then issued and outstanding and entitled to be voted shall be voted on a series by series basis, except that (i) shares shall be voted in the aggregate without differentiation among the separate series and classes in the case of the election or removal of Trustees and where otherwise required by the 1940 Act or the Trust's Agreement and Declaration of Trust, (ii) shares shall be voted by class where required by the 1940 Act, and (iii) the Trustees in their sole discretion may determine that, in situations where the shares of more than one series or class are entitled to be voted with respect to a matter, such shares shall be voted as a single class with respect to such matter if and to the extent permitted under the 1940 Act.

In connection with approving the submission of this Proposal 1 to shareholders of the Fund and approving in principle the multiple-class distribution program, the Directors considered that the implementation of such program would provide investors with additional methods of purchasing the Fund's shares, which could lead to increased sales of shares and a larger asset base. This in turn could enable the Fund to achieve savings where certain costs (such as legal and audit expenses and Directors' fees) generally unrelated to the size of a series are spread over a larger asset base. Increasing the size of the series could also improve their ability to deal in larger blocks of securities and obtain more favorable pricing on portfolio transactions. (However, larger blocks may in some circumstances be more difficult to sell at favorable prices.) In addition, the Directors considered the fact that the multiple-class distribution program is likely to result in a more constant cash flow to the series, which could (i) minimize or prevent any adverse effects of redemptions requiring inopportune liquidation of portfolio securities and the foregoing of favorable investment opportunities and (ii) in periods of market decline enhance the ability of the series to acquire undervalued securities and securities at a better average cost. Finally, the Directors considered that no distribution-related or shareholder servicing-related costs or expenses will be imposed on existing holders of shares in connection with implementation of the multiple-class distribution program.

In conclusion, the New Board believes that reorganizing the Fund into the Trust will better serve and protect the investment needs and goals of the shareholders. The Reorganization will have no material impact on the economic interests of the shareholders of the Fund: the economic interest of a shareholder in each series of the Trust will be virtually identical to that shareholder's interest in the corresponding Portfolio of the Fund (subject to Proposal 3 set forth in this Proxy Statement which is not directly related to the Reorganization and subject to the proposed implementation of the multiple-class distribution program, which will not affect existing shareholders). The investment objectives and policies of the Portfolios that are fundamental will remain fundamental upon the reorganization of such Portfolios into the corresponding series of the Trust and will not be subject to change except by shareholder vote. In the event the Reorganization is approved by shareholders, the adoption of the New Advisory Agreements with respect to each Portfolio by that Portfolio's shareholders under Proposal 3 will apply to the corresponding series of the Trust. See Proposal 3.


SHAREHOLDER APPROVAL

The New Board recommends that the shareholders of the Fund vote FOR the approval of the Reorganization provided for in the Plan of Reorganization, as described below. A vote of approval encompasses approval of (i) the reorganization of the Fund from a Virginia corporation with two separate, active Portfolios to a Delaware business trust under the name Aon Funds with two separate, active series (excluding the New Series referred to below) pursuant to the Plan of Reorganization, (ii) the temporary waiver of certain investment restrictions of the Portfolios to permit the Reorganization (see "Temporary Waiver of Investment Restrictions"), and (iii) certain other actions, including authorization of the Fund, as the initial shareholder of the Trust, to elect as Trustees of the Trust the persons who at such time serve as Directors of the Fund; to ratify the appointment of Ernst & Young LLP, currently the independent accountants of the Fund for the fiscal year ending October 31, 1996, to continue their current engagement with respect to the Trust; to approve the New Advisory Agreements between AAI and the Trust with respect to the corresponding series of the Trust, subject to shareholder approval of Proposal 3 (or, in the absence of such shareholder approval, to approve the Current Advisory Agreements between AAI and the Trust with respect to the corresponding series of the Trust); and to approve the Reorganization.

SUMMARY OF THE PLAN OF REORGANIZATION

The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is attached as Exhibit A to this Proxy Statement.

In order to accomplish the Reorganization, the Trust has been formed as a Delaware business trust under the name Aon Funds pursuant to an Agreement and Declaration of Trust dated May 16, 1996 (the "Declaration of Trust"). Shares of the Trust will be divided into separate series, two of which will correspond to each of the Portfolios. On the closing date of the Reorganization (the "Closing Date"), each of the Portfolios will transfer all of its assets and liabilities to the corresponding series of the Trust in exchange for the assumption by such series of the Trust of all the liabilities of such Portfolio and the issuance of full and fractional shares of beneficial interest of that corresponding series of the Trust ("Trust Shares") to such Portfolio. The Trust Shares issued to such Portfolio will have an aggregate net asset value (as determined by using the procedures set forth in such Portfolio's Prospectus) equal to the aggregate net asset value of such Portfolio's capital stock as of the time as of which such Trust Shares are issued.

Immediately thereafter, each Portfolio will distribute the Trust Shares received by it to its shareholders pro rata, in proportion to each shareholder's respective interest in such Portfolio (as represented by shares of capital stock of such Portfolio) in liquidation of that interest. Following distribution of Trust Shares to the shareholders of the Portfolios, and as soon as practicable thereafter, the Fund will take all actions necessary to effect its dissolution and to have its corporate existence terminated. Upon completion of the Reorganization, each shareholder will be the owner of full and fractional Trust Shares equal in number, denomination and aggregate net asset value to the shareholder's Portfolio shares immediately prior to the Reorganization. Certificates representing shares of capital stock of a Portfolio outstanding at the Closing Date will not represent Trust Shares distributed to the record holder thereof as a result of the liquidation of the Portfolio. All certificates representing shares of capital stock shall automatically be cancelled upon the Reorganization. Trust Shares shall be issued in uncertificated form except as the Trustees may otherwise determine from time to time. Any certificate representing Trust Shares to be issued in replacement of a certificate representing shares of a Portfolio will be issued only upon the surrender of the latter certificate.

The Plan of Reorganization authorizes the Fund, as the then initial shareholder of the Trust: (i) to elect as Trustees of the Trust the persons who at that time serve as Directors of the Fund (see "Certain Comparative Information About the Fund and the Trust --

Trustees and Officers of the Delaware Trust" below), (ii) to ratify the appointment of Ernst & Young LLP, currently the independent accountants of the Fund for the fiscal year ending October 31, 1996, to continue their current engagement with respect to the Trust, (iii) to approve the New Advisory Agreements between the Trust and AAI with respect to each series of the Trust, subject to shareholder approval of Proposal 3, and (iv) to approve the Reorganization. The Plan of Reorganization also authorizes the transfer of substantially all of the assets of each Portfolio to the corresponding series of the Trust and the subsequent dissolution and termination of the corporate existence of the Fund after the Reorganization has been completed.

The obligations of the Fund and the Trust under the Plan of Reorganization are subject to various conditions as stated therein. In order to protect against unforeseen events, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the New Board notwithstanding the approval of the Plan of Reorganization by the shareholders of the Fund. The Fund and the Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.

Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective as of the last daily determination of each Portfolio's net asset value sometime in August, 1996. However, the Reorganization will become effective on a later time if circumstances warrant.


FUND AGREEMENTS

Each of the New Advisory Agreements (subject to approval of Proposal 3) and the New Administration Agreement will continue in force for two years from its date and thereafter from year to year so long as its continuance is approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Trust or the appropriate series thereof or by the Trust's Board of Trustees and (ii) the vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such agreement. With respect to the New Distribution Agreement, it will continue in force for two years from its date and thereafter from year to year with respect to any series so long as its continuance is approved at least annually by (i) the vote of a majority of the outstanding voting securities of the appropriate class of such series or by the vote of the Trust's Board of Trustees and (ii) the vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party and have no direct or indirect financial interest in such agreement, cast in person at a meeting called for the purpose of voting on such agreement. Each of the New Advisory Agreements, the New Administration Agreement, and the New Distribution Agreement will be terminable without penalty on sixty days' written notice by either party to such agreement or by the vote of a majority of the outstanding voting securities of the relevant series or class, and each such agreement will terminate automatically in the event of its assignment.


SHAREHOLDER ACCOUNTS AND PLANS

In connection with the Reorganization, the Transfer Agent will establish an account for each shareholder reflecting the appropriate number and denominations of Trust Shares to be received by that shareholder under the Plan of Reorganization. These accounts will be the same in all material respects as the accounts currently maintained by the Transfer Agent with respect to the Portfolios.


TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

Certain fundamental investment restrictions of the Portfolios might be construed as restricting the ability of the Portfolios to carry out the Reorganization. By approving Proposal 1, shareholders will be deemed to waive, for the limited purpose of the Reorganization, any fundamental investment restriction that might be construed to prohibit either Portfolio from completing the Reorganization, including but not limited to restrictions prohibiting either Portfolio from (i) acquiring more than a stated percentage of ownership of another company, (ii) investing for the purpose of exercising control over or management of any company, (iii) investing in issuers having a record of less than three years of continuous operations, (iv) investing in issuers of a single industry, (v) investing in equity securities, (vi) investing in illiquid securities, or (vii) investing in other investment companies.


TAX CONSEQUENCES OF THE REORGANIZATION; EXPENSES

The Fund and the Trust will receive an opinion from their counsel, Sidley & Austin, based on certain facts, assumptions and representations made by the Fund and AAI, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended, current administrative rules and court decisions, for Federal income tax purposes:

          (i) each transfer by a current Portfolio of all of its assets to the corresponding series of the Trust solely in exchange for the assumption by the corresponding series of the Trust of all of the liabilities of such current Portfolio and the issuance to such current Portfolio of Trust Shares of the corresponding series of the Trust, followed by the distribution on the Closing Date of such Trust Shares to the shareholders of the Portfolio in liquidation and redemption of such shareholders' current Portfolio shares, and the dissolution of the Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code;

          (ii) no gain or loss will be recognized by the Fund (or either current Portfolio) or the Trust (or either of the corresponding series of the Trust) as a result thereof;

          (iii) no gain or loss will be recognized by shareholders of either Portfolio upon the exchange of their shares of the Portfolio in exchange for Trust Shares in connection therewith;

          (iv) the aggregate tax basis of the Trust Shares received by a current shareholder of either Portfolio in such exchange will be the same as the aggregate tax basis of the current shares of the Portfolio given up in such exchange; and

          (v) the holding period for Trust Shares received by a current shareholder of either Portfolio in such exchange will include the shareholder's holding period for current Portfolio shares given up in such exchange, provided such current
     Portfolio shares were held as capital assets by such shareholder at the time of the exchange.


CERTAIN COMPARATIVE INFORMATION ABOUT THE FUND AND THE TRUST

As a Delaware business trust, the Trust's operations will be governed by its Declaration of Trust and By-Laws and applicable Delaware law rather than by the Fund's Articles of Incorporation and By-Laws and the Virginia Stock Corporation Act (the "Corporation Act"), which currently govern the Fund's operations The operations of the Trust, like those of the Fund, will be subject to the provisions of the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder and applicable state securities laws.

Trustees and Officers of the Delaware Trust. Subject only to such restrictions as may be set forth in the Declaration of Trust, the 1940 Act and other applicable law, the Trustees will have exclusive control over the assets of the Trust and over the management of the business and affairs of the Trust, but will have extensive authority to delegate their powers, authority, functions and duties to other parties. The powers, authority, functions and duties (including fiduciary duties) of the Trustees of the Trust are substantially similar to those of the Directors of the Fund.

The Trustees will be the current Directors of the Fund. For further information about these individuals, including biographical and compensation information, see Proposal 2. The Trustees will serve indefinite terms, but may be removed (i) at any time with or without cause by a written instrument signed by at least two-thirds of the number of Trustees then in office (including, solely for purposes of determining two-thirds of the number of Trustees then in office, such Trustee sought to be removed) and (ii) at any time with or without cause at any meeting of the shareholders of the Trust called for that purpose by a vote of shareholders holding of record at least 66-2/3% of the outstanding shares of the Trust. In addition, a Trustee may resign at any time, and the death or physical or mental incapacity of a Trustee will effect his or her resignation.

In the case of a vacancy in the authorized number of Trustees resulting from the death, physical or mental incapacity, resignation or removal of a Trustee, or an increase in the authorized number of Trustees, a majority of the Trustees then in office may fill such vacancy in a manner consistent with the requirements of the 1940 Act including, without limitation, requirements (i) relating to the number of interested persons who may serve as Trustees; (ii) that, immediately after filling any such vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the holders of the outstanding voting securities of the Trust; and (iii) that, in the event that at any time less than a majority of the Trustees of the Trust holding office at that time were so elected by the holders of the outstanding voting securities of the Trust, the Trustees or a proper officer of the Trust shall forthwith cause to be held as promptly as possible and in any event within sixty days a meeting of such holders for the purpose of electing Trustees to fill any existing vacancies in the authorized number of Trustees (unless the SEC shall by order extend such period).

In light of the foregoing, it is not expected that there will be regular or periodic meetings of shareholders for the purpose of electing Trustees.

It is anticipated that the Trustees of the Trust will continue the appointment of the present officers of the Fund to serve as officers of the Trust and that those persons will continue to perform the same functions on behalf of the Trust that they now perform on behalf of the Fund. Officers and Trustees who are interested persons of the Trust will receive no salary, fees or compensation from the Trust.

Capital Shares. The Declaration of Trust will permit the Trustees to establish and designate one or more additional series or portfolios of the Trust and to divide the shares of a series into two or more separate and distinct classes and, with respect to each series or class, to issue an unlimited number of full or fractional shares of that series or class. Under Virginia law, the Articles of Incorporation of the Fund must specify the number of shares authorized to be issued. The Articles of Incorporation currently authorize eight classes of shares. The Fund is currently authorized to issue the following number of shares: Money Market Portfolio - 750,000,000; Flexible Asset Allocation Portfolio - 450,000,000; Capital Stock, Class C - 400,000,000; Capital Stock, Class D - 400,000,000; Capital Stock, Class E - 250,000,000; Capital Stock, Class F - 250,000,000; Capital Stock, Class G - 250,000,000; and Capital Stock, Class H - 250,000,000. The Board of Directors of the Fund may, without shareholder approval, amend the Articles of Incorporation of the Fund to designate investment portfolios for the Class C, D, E, F, G and H Capital Stock. The Trust initially will have six series -- two series corresponding to the two current Portfolios of the Fund, plus four additional series (collectively, the "New Series") as described below, none of which has yet commenced operations or has any shareholders. Additional series may be established and designated by the Trustees at any time. Each share of a particular series (or class thereof) of the Trust will represent an equal undivided beneficial interest in the assets associated with that series (subject to the liabilities associated with that series and, in the case of a class within that series, subject also to the liabilities associated with that class), and, subject to the relative rights, powers, privileges and preferences as among classes within a series (with each share within a particular class being equal in every respect to each other share within that class), each share of a particular series of the Trust, like each share of a particular Portfolio, will be equal in every respect to each other share of that series.
Accordingly, subject to the relative rights, powers, privileges, preferences and duties as among classes within a series, no share of a particular series will have any priority or preference over any other share of that series with respect to dividends or other distributions, and all dividends and distributions shall be made ratably among all shareholders of a particular series from the assets associated with that series according to the number of shares of that series held of record by such shareholders at the record date for such dividend or distribution.

Shareholder Liability. Under Delaware law, the Trust's shareholders will not be personally liable for the obligations of the Trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust is entitled to the same limitation of personal liability as is extended to stockholders of private, for-profit Delaware corporations. Stockholders of a for-profit Delaware corporation -- like those of a Virginia corporation, such as the Fund, under the Corporation Act -- may not be held personally liable under Delaware law for the obligations of the corporation. It is possible that in some states, courts may decline to apply Delaware law on this point. As a result, to the extent that the Trust or a shareholder will be subject to the jurisdiction of courts in those states, there is a risk that such courts might not apply Delaware law, and could thereby subject
Trust shareholders to personal liability. To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for the debts, liabilities and obligations of the Trust, (ii) provides for indemnification, out of the assets associated with the relevant series, of any shareholder held personally liable for the debts, liabilities or obligations of the Trust and (iii) permits the Trust to include a disclaimer of shareholder liability in its contractual commitments. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which (i) a court refused to apply Delaware law or otherwise failed to give full effect to Declaration of Trust or contractual provisions limiting shareholder liability, (ii) no contractual limitation of liability was in effect, and (iii) the Trust itself was unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the New Board believes that the risk of personal liability to a Trust shareholder is remote.

Shareholders of a Virginia corporation such as the Fund may not be held personally liable under Virginia law for the obligations of the corporation, except in limited circumstances generally not applicable to investment companies.

Shareholder Voting Rights. The Fund does not and the Trust will not hold annual meetings. The Declaration of Trust provides that the Trustees shall promptly call and give notice of a meeting of the shareholders of the Trust for the purpose of voting upon the question of removal of any Trustee or Trustees when requested to do so in writing by shareholders holding of record at least 10% of the shares outstanding. The Declaration of Trust also provides, in substance, that whenever ten or more shareholders of record who have been such for at least six months, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to calling a meeting of shareholders for the purpose of removing one or more Trustees, the Trustees shall cooperate with those shareholders to the extent and in the manner provided in Section 16(c) of the 1940 Act (as though Section 16(c) applied to the Trust). The Declaration of Trust also provides that the Trustees shall call and give notice of a meeting within thirty (30) days after written application by shareholders holding of record at least 10% of the shares outstanding entitled to be voted on the matter requesting a meeting be called for the purpose of taking action upon certain amendments to the Declaration of Trust and such matters relating to the Trust or any series as may be required by the 1940 Act.

The Trust, like the Fund, will operate as an open-end management investment company registered with the SEC under the 1940 Act.

Shareholders of the respective series of the Trust will therefore have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and restrictions of such series, approval of changes to investment advisory agreements and such additional matters relating to the Trust as might be required by the 1940 Act. Upon approval of this Proposal 1, the Fund will notify the SEC that the Trust will adopt the Fund's existing registration statement under the Securities Act of 1933 with respect to each Portfolio (the "Registration Statement"). Pursuant to the Registration Statement, it is expected that the Trust will also offer shares of several New Series, which may include: the Government Securities Fund, the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund. It is anticipated that this Registration Statement will become effective sometime in August, 1996. If the Reorganization is approved by the shareholders of each Portfolio and is completed, the Trust will have, in addition to the New Series, the Aon Money Market Fund and the Aon Asset Allocation Fund. Each of these series will hold assets and liabilities corresponding to the Portfolio from which they were transferred.

The Declaration of Trust provides that shareholders of the Trust shall have the power to vote only with respect to the election of Trustees, the removal of Trustees, the approval of investment advisory or similar agreements, and such additional matters as may be required by law or as the Trustees may deem appropriate. The Declaration of Trust also permits the Trustees to amend the Declaration of Trust provided that (i) the Trustees must obtain the authorization or approval of holders of not less than 75% of the outstanding shares to adopt any amendment to the provisions of the Declaration of Trust governing amendments to the Declaration of Trust; (ii) the Trustees must obtain the authorization or approval of shareholders of a particular series (or class) to adopt any amendment which would adversely affect to a material degree the rights, powers, privileges, preferences or duties of the shares of such series (or class); and (iii) to the extent voting rights are accorded to shareholders under the Declaration of Trust to authorize or approve a particular matter, the Trustees may not adopt any amendment to any such voting right, or any amendment which would have the effect of altering or nullifying such voting right, unless they first obtain the same authorization or approval of such shareholders as would be required to be obtained from such shareholders if they were voting on such matter. The Fund's Articles of Incorporation, on the other hand, generally give shareholders, except with respect to minor amendments, exclusive power to amend the Articles of Incorporation.

Shareholders of the Trust are entitled to one vote for each full share and to a proportionate fractional vote for each fractional share. In the case of (a) the election or removal of Trustees and
(b) an amendment to the provisions of the Declaration of Trust governing the amendment of the Declaration of Trust, and where required by the 1940 Act, all shares entitled to be voted are to be voted in the aggregate, without differentiation among the separate series or classes. In all other cases, (a) where Rule 18f-3 under the 1940 Act does not apply in connection with the matter to be voted on and such matter does not involve an amendment to the Declaration of Trust that would adversely affect to a material degree the rights, powers, privileges, preferences or duties of shares of a particular class in a manner different from the shares of any other class within the same series, all shares entitled to be voted with respect to the matter shall be voted separately by individual series and (b) where Rule 18f-3 under the 1940 Act applies in connection with the matter to be voted on, or where such matter involves an amendment to the Declaration of Trust that would adversely affect to a material degree the rights, powers, privileges, preferences or duties of shares of a particular class in a manner different from the shares of any other class within the same series, all shares entitled to be voted with respect to the matter shall be voted separately by individual class. Notwithstanding the foregoing, the Trustees may determine that, in situations where the shares of more than one series (or class) are entitled to be voted with respect to a matter, such shares shall be voted as a single class with respect to such matter if and to the extent permitted under the 1940 Act.

Liability of Trustees. The Declaration of Trust provides that no Trustee shall be liable for any act or omission or any conduct whatsoever in his or her capacity as Trustee (including, without limitation, errors of judgment or mistakes of fact or law), provided that a Trustee shall not be protected against any liabilities to the Trust or its shareholders to which he or she otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Furthermore, the Declaration of Trust entitles the Trustees to indemnification against all liability (and expenses associated therewith) in respect of which he or she is protected, as provided in the preceding sentence. The Trust may also advance money for these expenses, provided that the Trustee undertakes to repay the Trust if his or her conduct is later adjudicated to preclude indemnification and certain other conditions are met. The Declaration of Trust also provides that the Trust may purchase and maintain insurance policies against such liabilities.

Under the Corporation Act, in addition to any other liability imposed by law, a Director may be liable to the Fund: (i) for voting for or assenting to the declaration of any dividend or other distribution of assets to shareholders which is contrary to the Corporation Act or the Articles of Incorporation, or (ii) for failing to discharge his or her duties in accordance with his or her good faith business judgment of the best interests of the corporation. Under the Corporation Act and the Fund's Articles of Incorporation and By-laws, the Fund shall indemnify a Director who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such individual is or was a Director against expenses, judgments, fines and amounts paid in settlement, provided the Director acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Fund. The Fund also may reimburse a Director's expenses in advance of final disposition of any such proceeding if (i) it is determined that the Director met the applicable standard of conduct by the vote of a majority of a quorum of Directors who are neither interested persons nor parties to the proceeding or by independent legal counsel in a written opinion, and (ii) the Director provides an undertaking to repay the advances unless it is ultimately determined that the Director is entitled to be indemnified by the Fund.

Record Date. The Declaration of Trust allows the Trustees to fix a record date not more than 90 days prior to the date of any meeting. The By-Laws of the Fund and the Corporation Act provide that the record date may not be more than 70 days prior to the meeting.

                         ________________


The foregoing is only a summary of certain of the differences between the Fund, its Articles of Incorporation and Bylaws and Virginia law and the Trust, its Declaration of Trust and By-Laws and Delaware law. It is not a complete list of differences.
Shareholders should refer to the provisions of the Articles of Incorporation and Bylaws of the Fund, Virginia law, the Declaration of Trust and By-Laws of the Trust and Delaware law directly for a more thorough comparison. A shareholder who wishes to receive a copy of these documents may write to the Fund's Administrator at 123 North Wacker Drive, Chicago, Illinois 60606, or call (800) 266-3637.


DISSENTERS' RIGHTS

The staff of the SEC has taken the position in Investment Company Act Release 8752 (April 10, 1975) that adherence to appraisal rights statutes such as that of Virginia by registered investment companies issuing redeemable securities would constitute a violation of Rule 22c-1 under the 1940 Act. Rule 22c-1 precludes open-end investment companies from redeeming securities otherwise than at a price based upon the net asset value next computed after receipt of a tender of such security for redemption. In this connection, the SEC staff has also taken the position in Release No. 8752 that pursuant to Section 50 of the 1940 Act, Rule 22c-1 supersedes appraisal rights statutes. While the Fund is not aware of any judicial decision which has dealt with this issue, the Fund intends to adhere to the position of the staff of the SEC and will not honor any shareholder's request for appraisal rights. (The Declaration of Trust provides that shareholders of the Trust will have no appraisal rights with respect to their shares in the Trust.)

The Declaration of Trust provides that shareholders of the Trust will have no appraisal rights.

RECOMMENDATION

THE BOARD OF DIRECTORS OF THE FUND RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.

                        ____________________

                            Proposal 2

                    ELECTION OF DIRECTORS AND
                 APPROVAL OF ELECTION OF TRUSTEES
                       ____________________


SHAREHOLDERS OF BOTH PORTFOLIOS, VOTING TOGETHER, ARE ENTITLED TO
VOTE ON THIS PROPOSAL.


INTRODUCTION

The management of the Fund has nominated the five nominees named below (the "Nominees") as directors of the Fund ("Directors"), to hold office until their successors are elected and qualified and, if Proposal 1 is approved, until the Reorganization is completed.

All five Nominees currently serve as Directors of the Fund, each having been initially elected a Director by shareholders at a special meeting of shareholders of the Fund held on April 24, 1996. If elected, the five Nominees will constitute all of the Directors, to hold office until their respective successors are elected and qualified. Under the Articles of Incorporation and By-Laws of the Fund, the Board, by a vote of a majority of the entire Board, may increase or decrease the number of Directors of the Fund. The number of Directors which currently constitutes the entire Board of Directors is five.

The Nominees are currently the initial Trustees of the Trust. If the shareholders of the Fund approve the Reorganization, the Board of Directors of the Fund intends to vote the Fund's beneficial interest in the Trust to approve the Nominees as Trustees of the Trust. Each Trustee generally will serve as a Trustee of the Trust during the lifetime of the Trust, unless such Trustee sooner dies, becomes physically or mentally incapacitated, resigns, or is removed as provided in the Declaration of Trust.

All Nominees have consented to being named in this Proxy Statement and have agreed to serve if elected. In case any of the Nominees should become unable to serve, the proxies may vote for a substitute to be recommended by the Board of Directors.


INFORMATION CONCERNING NOMINEES

The following table shows the Nominees who are standing for election as Director and their principal occupations which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

                                                                                Share
Name                         Position      Age   Business Experience            Ownership (1)
- ----                         --------      ---   -------------------            -------------
Michael A. Cavataio          Director      52    Director, Vice-                81,675.452(2)
3125 Ramsgate Road                               Chairman and Advisor,          Flexible Asset
Rockford, IL  61114                              Pioneer Financial              Allocation
                                                 Services; President,           Portfolio
                                                 Rockford Lillian's             shares
                                                 Inc., 1984 to 1995;
                                                 Real estate developer;
                                                 Director, Today's
                                                 Bancorp and Today's
                                                 Bank East.

Michael A. Conway*           Director      49    President, Aon                 20,869.81(3)
123 North Wacker Dr.                             Advisors, Inc.;                Money Market
29th Floor                                       Senior Vice President          Portfolio
Chicago, IL  60606                               and Senior Investment          shares
                                                 Officer, Aon Corporation.

Carleton D. Pearl            Director      52    Senior Vice President             - 0 -
McDonald's                                       and Treasurer,
Corporation                                      McDonald's Corporation.
McDonald's Plaza
Oak Brook, IL  60521

Richard J. Peters            Director      48    Vice President, Treasurer         - 0 -
13400 W. Outer Drive                             and Director, Penske
Detroit, MI  48239                               Corporation; President
                                                 and Director, Penske
                                                 Motorsports, Inc.

Donald W. Phillips           Director      47    Chairman, Equity                  - 0 -
2 N. Riverside Plaza                             Institutional
Chicago, IL  60606                               Investors, Inc.;
                                                 Executive Vice
                                                 President, Equity
                                                 Group Investments,
                                                 Inc.; Director, Capsure,
                                                 Inc. and Sit Mutual
                                                 Funds Group.

* Nominee is an "interested person" of the Fund, as defined in the 1940 Act.

(1) Full shares of the Fund owned beneficially as of May 31, 1996, based on information furnished by each Nominee. On that date, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of each of the Money Market Portfolio and the Flexible Asset Allocation Portfolio of the Fund.

(2)  Beneficial ownership by Pioneer Financial Services, of which
     Mr. Cavataio is chairman of the investment committee and a director.

(3) Excludes 279,632,851.59 shares of the Money Market Portfolio, representing 95.72% of the outstanding shares of such Portfolio, and 7,139,124.69 shares of the Flexible Asset Allocation Portfolio, representing 98.81% of the outstanding shares of such Portfolio, which as of May 31, 1996 were owned by subsidiaries of Aon Corporation for which Mr. Conway serves as an investment officer. Accordingly, Mr. Conway may be deemed to have sole and/or shared voting and/or investment power with respect thereto. Mr. Conway disclaims beneficial ownership of such shares.

Since the beginning of the Fund's fiscal year ended October 31, 1995, no transactions involving purchases or sales of securities of AAI or Aon Corporation or any of their affiliates by any Director or Nominee were made in an amount exceeding 1% of the outstanding securities of any class of AAI, Aon Corporation or any of their affiliates.

The Board of Directors and Board of Trustees, respectively, are responsible for the overall management of the Fund and the Trust and each series thereof, including general oversight and review of their investment policies and activities. The Board of Directors and Board of Trustees, respectively, elect the officers of the Fund and the Trust. The officers are responsible for supervising and administering the Fund's or the Trust's (as applicable) day-to-day operations.


EXECUTIVE OFFICERS OF THE FUND

The following table sets forth certain information furnished by each of the principal executive officers of the Fund. Each such executive officer has held his or her current position since being appointed thereto by the Board of Directors on April 26, 1996 and will hold such position until the Reorganization or until his or her successor is duly elected or appointed or until he or she is removed by the Board of Directors, whichever shall occur first. Each executive officer currently holds the identical position with the Trust and has held such position since May 22, 1996. The business address of each individual listed below is 123 North Wacker Drive, Chicago, Illinois 60606.


Name                Position       Age       Business Experience
- ----                --------       ---       -------------------
Michael A. Conway   President      49        President, Aon Advisors,
                                             Inc.; Senior Vice President
                                             and Senior Investment
                                             Officer, Aon Corporation.

Paul Rabin          Treasurer      57        Treasurer, Aon Advisors,
                                             Inc.; and Combined Insurance
                                             of Company of America;
                                             Assistant Treasurer,
                                             Aon Corporation.

Karl W. Krause      Secretary      45        Counsel, Aon Corporation;
                                             Secretary, Aon Securities
                                             Corporation.

Andrew Kubeck       Controller     43        Assistant Vice
                                             President-Finance,
                                             Project Manager, Aon
                                             Corporation in 1987
                                             and 1995; Manager,
                                             Investment Accounting
                                             Department, Aon
                                             Corporation since 1992.



MEETINGS AND COMMITTEES

The Fund does not have an active nominating, standing or compensation committee. The Fund has an active audit committee currently consisting of Messrs. Cavataio, Pearl, Peters and Phillips. It is anticipated that the Trust will have an audit committee consisting of the same individuals. The audit committee meets periodically with the Fund's independent accountants and the executive officers of the Fund. This committee reviews the accounting principles being applied by the Fund in financial reporting, the scope and adequacy of internal controls, the scope of the audit and non-audit assignments of the independent accountants, and the related fees. During the year ended October 31, 1995, the Board of Directors of the Fund met five times and the audit committee met one time. Each person who then served as a director attended seventy-five percent or more of the total meetings of the directors and the committees of the directors on which he or she served which were held during the year.


COMPENSATION OF DIRECTORS AND OFFICERS

Directors or officers of the Fund who are interested persons of AAI or any of its affiliates do not receive any compensation from the Fund for their services to the Fund. Effective as of April 26, 1996, Directors who are not interested persons of the Fund are compensated by the Fund at a rate of $10,000 annually, plus $500 per Board or committee meeting attended. Prior to such date,

Directors who were not interested persons of the Fund received a fee of $4,000 annually plus $250 per Board or committee meeting attended. In addition, Directors who are compensated by the Fund are reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Fund.

Set forth below is a compensation table listing, for each person who then served as a Director of the Fund entitled to receive compensation, the aggregate compensation received from the Fund for the fiscal year ended October 31, 1995, and the total compensation received from the Fund and its Fund complex.


                                             Total Compensation
                    Aggregate Compensation      from Fund and
     Director             from Fund            Fund Complex (1)
     --------       ----------------------   ------------------
Wallace L. Chandler         $4,700                  $7,500

John E. Leard               $5,000                  $8,000

Robert P. Martin            $5,000                  $8,000

J. Clifford Miller          $5,000                  $8,000

Lee A. Putney               $5,000                  $8,000



(1) In addition to the Fund, "Fund Complex" includes LOVSF, an open-end investment company for which AAI serves as investment adviser.

Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits.


RECOMMENDATION

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS
VOTE FOR THE ELECTION OF MESSRS. CAVATAIO, CONWAY, PEARL, PETERS
AND PHILLIPS AS MEMBERS OF THE BOARD OF DIRECTORS OF THE FUND.

                        ____________________

                            Proposal 3

               APPROVAL OF NEW INVESTMENT ADVISORY
        AGREEMENTS BETWEEN THE FUND AND AON ADVISORS, INC.
                       ____________________


        SHAREHOLDERS OF EACH PORTFOLIO, VOTING SEPARATELY,
                  ARE ENTITLED TO THIS PROPOSAL

INTRODUCTION

It is proposed that the Fund enter into new investment advisory agreements, on behalf of each Portfolio, with AAI (the "New Advisory Agreements"). If approved, the New Advisory Agreements would result in certain Administrative Services (as defined below), which are now required to be provided to the Fund by AAI, and which AAI has engaged ASC to provide on essentially a "subcontract" basis, being provided directly to the Fund by ASC. The rate at which fees are to be paid by the Fund for investment advisory services and Administrative Services in the aggregate is expected to remain the same. The Board has approved, and recommends that the shareholders of each Portfolio approve, the New Advisory Agreements for such Portfolios.

While the New Advisory Agreements are described below, the discussion is qualified by the provisions of the complete agreements, copies of which are attached as Exhibits B and C, respectively. Certain provisions set forth in Exhibits B and C reflect the assumption that shareholders of the Fund will approve Proposal 1 and the Fund will be converted into a Delaware business trust. However, since approval of this Proposal 3 is not dependent upon the approval of Proposal 1 or the Reorganization of the Fund to a Delaware business trust as described in Proposal 1, and since the terms of this Proposal 3 (if approved) may be implemented prior to the Reorganization, the Fund may enter into the New Advisory Agreements (in which case the New Advisory Agreements will be between the Fund and AAI and their provisions will reflect certain information about the Fund and the Portfolios rather than the Trust and the corresponding series). If the shareholders of either Portfolio do not approve this Proposal 3, then AAI will continue to act as the investment adviser to such Portfolio (or, if Proposal 1 is approved, its corresponding series of the Trust), pursuant to such Portfolio's Current Advisory Agreement with AAI.

Under the Current Advisory Agreement between the Fund, on behalf of the Money Market Portfolio, and AAI (the "Current Money Market Portfolio Advisory Agreement"), AAI provides investment advice and related services to such Portfolio. The Current Money Market Portfolio Advisory Agreement is dated January 27, 1994 and was last approved by the Fund's Board of Directors, including approval by a majority of Directors who are not interested persons of the Fund, on October 24, 1995. The Current Money Market Portfolio Advisory Agreement was last submitted to a vote of shareholders of the Fund on December 29, 1993 in connection with the conversion of the Fund to a series fund.

Under the Current Advisory Agreement between the Fund, on behalf of the Flexible Asset Allocation Portfolio, and AAI (the "Current Flexible Asset Allocation Portfolio Advisory Agreement"), AAI provides investment advice and related services to such Portfolio. The Current Flexible Asset Allocation Portfolio Advisory Agreement is dated April 26, 1995 and was last approved by the Fund's Board of Directors, including approval by a majority of Directors who are not interested persons of the Fund, on April 26, 1996. The Current Flexible Asset Allocation Portfolio Advisory Agreement was approved by stockholders of the Fund pursuant to action dated April 26, 1995 in connection with the stockholders' initial approval of the Current Flexible Asset Allocation Advisory Agreement.

Pursuant to the Current Advisory Agreements, AAI manages the investment and reinvestment of the assets of the respective Portfolios in accordance with their respective investment objectives and management policies. Each Portfolio pays AAI monthly compensation in the form of an investment advisory fee as set forth below under "Description of Current Advisory Agreements" in this Proposal 3. This fee is accrued daily.

Under the Current Advisory Agreements, AAI is also required, at its own expense, to (i) supply internal auditing and internal legal services; (ii) supply stationery and office supplies; (iii) prepare reports to shareholders and the Board of Directors; (iv) prepare tax returns; (v) prepare reports to and filings with the SEC and State Blue Sky authorities; (vi) at the Fund's request, furnish office space, in such place as may be agreed upon from time to time, and all necessary office facilities; (vii) supply clerical, accounting, bookkeeping, administrative and other similar services (exclusive of those services relating to and to be performed under any contract for custodial, transfer, dividend and accounting services entered into by the Fund with a third party); and (viii) furnish persons satisfactory to the Fund to respond during normal business hours to in-person, written, and telephone requests for assistance and information from shareholders of the respective Portfolios, and provide such facilities and equipment as may be necessary for such persons to carry out their duties, including, without limitation, office space and facilities, telephones and CRT terminals and equipment (including telephone lines) necessary for access to the shareholder records. The services described in this paragraph are hereinafter collectively referred to as the "Administrative Services".

The Current Advisory Agreements provide that AAI may from time to time employ or associate with any person or persons it may believe to be particularly fitted to assist it in the performance of such Agreements. The compensation of any such persons will be paid by AAI. Pursuant to such authority, and in order to fulfill its obligation to provide the Administrative Services, effective July 1, 1996 AAI will have entered into the Current Administration Agreement with ASC and the Fund under which ASC will furnish substantially all such services for an annual fee of $25,000 plus
 .05% of the Fund's average daily net assets. This fee is borne by AAI out of its advisory fee and not by either Portfolio or the Fund.

The Fund proposes that the Current Advisory Agreements be amended to remove from their scope the Administrative Services which AAI will have delegated to ASC pursuant to the Current Administration Agreement. Such Administrative Services are expected to continue to be provided by ASC pursuant to the New Administration Agreement to be entered into directly by the Fund and ASC. The fees for such Administrative Services are expected to remain approximately the same but to be paid directly to ASC by the Fund (rather than by AAI), and the fees to be paid to AAI pursuant to the New Advisory Agreements will be reduced by approximately the amount that AAI will pay to ASC as Administrator pursuant to the Current Administration Agreement. The aggregate fees paid by the Fund for investment advisory services and Administrative Services pursuant to the New Advisory Agreements and the New Administration Agreement, respectively, are expected to remain the same.


INFORMATION ABOUT AAI

AAI was organized as a Virginia corporation on September 2, 1987 and is registered as an investment adviser under the Advisers Act. It is a wholly-owned subsidiary of Aon Corporation. The total staff of AAI as of May 1, 1996 consisted of approximately 40 individuals, including five executive directors and fourteen portfolio managers. Assets under management include equity securities, fixed income securities and real estate. As of May 1, 1996, the aggregate assets under AAI's management totaled approximately $15 billion.

Aon Corporation, 123 North Wacker Drive, Chicago, Illinois 60606, is a publicly held insurance holding company the common stock of which is listed on the New York Stock Exchange and which, through subsidiaries, is a major provider of insurance, insurance brokerage and related services. As of February 28, 1996, Mr. Patrick G. Ryan, President and Chief Executive Officer of Aon Corporation, owned directly and beneficially 13,463,051 shares (12.4%) of the outstanding common stock of Aon Corporation. No other stockholder owned 10% or more of Aon Corporation's outstanding stock as of such date.

The following table sets forth the name, business address, title and principal occupation of the principal executive officer and each director of AAI:



Name and Business
    Address                Title             Principal Occupation
- -----------------          -----             --------------------
Michael A. Conway        Director and        Director and President,
123 North Wacker Drive   President           AAI, since 1990; Director
Chicago, IL  60606                           and Senior Vice President-
                                             Investments, Combined
                                             Insurance Company
                                             of America, since 1990;
                                             Senior Vice President and
                                             Senior Investment Officer,
                                             Aon Corporation, since
                                             1990.

Lawrence R. Miller       Senior Execu-       Executive Director, AAI,
123 North Wacker Drive   tive Director       since 1987; Vice President-
Chicago, IL  60606       and Director        Investments, Combined
                                             Insurance Company of
                                             America, since 1978.

Mark Burka               Director            Executive Director, AAI,
123 North Wacker Drive                       since 1990; Vice-President-
Chicago, IL  60606                           Investments of Combined
                                             Insurance Company of America,
                                             since 1984.

Ivan Berk                Director            Executive Director, AAI.
123 North Wacker Drive
Chicago, IL  60606

James White              Director            Executive Director, AAI,
123 North Wacker Drive                       Vice President and
Chicago, IL  60606                           Controller, Aon Corporation,
                                             since 1985, Director and Vice
                                             President Finance, Combined
                                             Insurance Company of America.



DESCRIPTION OF CURRENT ADVISORY AGREEMENTS

Under the Current Advisory Agreements between the Fund on behalf of each Portfolio and AAI, AAI provides investment advice and management services to respective Portfolios. AAI agrees to continuously furnish an investment program for the respective Portfolios, to be responsible for the actual managing of the investments of the Portfolios and to be responsible for making decisions governing whether to buy, sell or hold any particular security. AAI considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly.

In addition to performing management duties and providing the investment advice described above, AAI also is obligated to perform, or supervise the performance of, the Administrative

Services as described above. AAI also is responsible for providing, at the Fund's request, persons to serve as officers and directors of the Fund.

In performing services under the Current Advisory Agreements, AAI is subject to the general oversight and review of the Board of Directors of the Fund and is obligated to perform in a manner consistent with the investment objective, policies and restrictions of the applicable Portfolio, the Articles of Incorporation and Bylaws of the Fund and the provisions of the 1940 Act.

AAI bears all expenses in connection with the performance of the its services under the Current Advisory Agreements.

The Fund is responsible for all other expenses incurred in its operation, including: (i) taxes and fees payable by the Fund to federal, state, or other governmental agencies; (ii) brokerage fees and commissions, and issue and transfer taxes; (iii) interest; (iv) Board of Directors meeting attendance fees and expenses of Directors of the Fund who are not directors, officers or employees of AAI or of any affiliated person (other than a registered investment company) of AAI; (v) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities; (vi) the charges and expenses for custodial, paying agent, transfer agent, dividend agent and accounting agent services; (vii) outside legal fees and expenses in connection with the affairs of the Fund including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities; (viii) charges and expenses of independent auditors; (ix) costs of meetings of shareholders and Directors of the Fund; (x) costs of maintenance of corporate existence; (xi) insurance premiums; (xii) investment advisory fees; (xiii) costs and fees associated with printing and delivering registration statements, shareholders' reports and proxy statements; (xiv) costs and fees associated with delivering reports to and filings with the SEC and state Blue Sky authorities; (xv) costs relating to administration of the Fund's general operations; (xvi) costs relating to the Fund's own employees, if any; and (xvii) costs of preparing, printing, and delivering the Fund's prospectus to existing shareholders. Any expenses that are common to both Portfolios are allocated based on each Portfolio's respective net assets.

If in any fiscal year the aggregate expenses of the Money Market Portfolio or the Flexible Asset Allocation Portfolio (including the investment advisory fee, but excluding interest, taxes, brokerage commissions, and extraordinary expenses), exceeds 1.00% or 1.25%, respectively, of the Portfolio's average daily net assets, AAI has agreed to reimburse the Portfolio for such excess.

The Current Advisory Agreements are not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the Fund or AAI or by the vote of a majority of the outstanding voting securities of the relevant Portfolio. Each provides that it can be continued from year to year so long as such continuance is specifically approved annually (i) by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the relevant Portfolio and (ii) by a majority vote of the Directors who are not parties to the Agreement or interested persons of any such party cast in person at a meeting.

The Current Advisory Agreements also provide that AAI shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Current Advisory Agreements relate, except for a breach of fiduciary duty imposed by law or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of AAI in the performance of its duties thereunder.


FEES AND FEE WAIVERS

Under the Current Advisory Agreements, each Portfolio currently pays AAI, as compensation for AAI's services, a fee determined and accrued daily and paid monthly, based on a stated percentage of the average daily net assets of such Portfolio at an annual rate as set forth below:

                      MONEY MARKET PORTFOLIO

     Net Asset Value                    Annual Rate
     ---------------                    -----------

     All Amounts...................        0.35%



               FLEXIBLE ASSET ALLOCATION PORTFOLIO

     Net Asset Value                    Annual Rate
     ---------------                    -----------

     First $250 Million............        0.70%
     Next $250 Million.............        0.60%
     Amounts Over $500 Million.....        0.50%


Pursuant to AAI's agreements to waive or reimburse fees, AAI waived, reimbursed and received the following amounts during the fiscal year ended October 31, 1995, resulting in total Portfolio expenses for advisory fees for that year as follows:

                                               Fund
                                  Fee        Expenses      Fee
                                 Waived     Reimbursed     Paid
                                 ------     ----------     ----
Money Market Portfolio.......   $1,218,882     $   0      $487,553

Flexible Asset
  Allocation Portfolio.......   $    0         $   0      $218,580


AAI's agreement to waive fees with respect to the Money Market Portfolio is cancelable by AAI at any time. The New Advisory Agreements provide that AAI will continue to waive a portion of its fees with respect to the Money Market Portfolio for at least one year. The initial annual rate at which AAI assesses fees to such Portfolio (after giving effect to full advisory fees less all applicable fee waivers) will thus increase from .10% to .20% of the average daily net assets of such Portfolio.

Other than the payments received by AAI pursuant to the Current
Advisory Agreements, the Portfolios did not make any payments to affiliates of AAI during the fiscal year ended October 31, 1995.

In addition to the Portfolios, AAI provides investment advice and management to Aon Corporation and its subsidiaries and affiliates and to LOVSF, a registered investment company sponsored by Life of Virginia. Under the terms of its investment advisory agreement with AAI, LOVSF has agreed to pay AAI monthly compensation at the following rates, based on the average daily net assets of the applicable LOVSF Portfolio:

     Common Stock Index Portfolio:  .35%;

     Government Securities Portfolio, Money Market Portfolio and Total Return Portfolio: .50% of the first
     $100,000,000; .45% of the next $100,000,000; .40% of the
     next $100,000,000; .35% of the next $100,000,000 and .30%
     of amounts in excess of $400,000,000;

     International Equity Portfolio: 1.00% of the first
     $100,000,000; 95% of the next $100,000,000; and .90% of
     amounts in excess of $200,000,000; and

     Real Estate Securities Portfolio:  .85% of the first
     $100,000,000; .80% of the next $100,000,000; and .75% of
     amounts in excess of $200,000,000.

LOVSF's Money Market Portfolio and Total Return Portfolio have investment objectives similar to those of the Fund's Money Market Portfolio and Flexible Asset Allocation Portfolio, respectively. LOVSF's Money Market Portfolio and Total Return Portfolio had net assets of $111 million and $83 million, respectively, as of May 9, 1996.

NEW ADVISORY AGREEMENTS

The material terms and conditions of the New Advisory Agreements between AAI and the Trust on behalf of the two series thereof into which the Portfolios will be reorganized are substantially the same in all material respects as the respective Current Advisory Agreements relating to such Portfolios, subject to the exceptions noted below. The investment advisory fee rates provided for in the respective New Advisory Agreements for each series are equal to the rates currently being paid by the Portfolios less the amount of fees payable by AAI under the Current Administration Agreement, with the exception that such investment advisory fee rates have not been reduced by the $25,000 annual fee payable under the Current Administration Agreement. The amount of fees payable by AAI under the Current Administration Agreement is at an annual rate of 0.05% of the average daily net assets of the respective Portfolios plus $25,000 annually.

Accordingly, under the New Advisory Agreements, each Portfolio would pay AAI, as compensation for its services, a monthly fee based on the stated percentage of the average daily net assets of such Portfolio at an annual rate as set forth below:

                      MONEY MARKET PORTFOLIO

     Net Asset Value                      Annual Rate
     ---------------                      -----------

     All Amounts...................          0.30%


               FLEXIBLE ASSET ALLOCATION PORTFOLIO

     Net Asset Value                      Annual Rate
     ---------------                      -----------

     First $250 Million............          0.65%
     Next $250 Million.............          0.55%
     Amounts Over $500 Million.....          0.45%

In addition, the New Advisory Agreements provide that AAI is not responsible for providing the Administrative Services to the Fund to the extent provided by ASC or another administrator engaged by the Fund. Thus, Administrative Services will not be provided pursuant to the terms of the New Advisory Agreements but will be provided pursuant to the separate New Administration Agreement between the Fund and ASC or such other administrator. The amount of fees payable by the Fund to ASC under such New Administration Agreement is expected to be at an annual rate of .05% of the average daily net assets of the respective Portfolios. The $25,000 additional annual fee would be eliminated. Accordingly, the rate at which fees are to be paid by the Fund for investment advisory services and Administrative Services in the aggregate is expected to remain the same. However, any future fee increases, if any, required to be paid for the Fund to obtain Administrative Services would be borne by the Fund, not by AAI.

If in any fiscal year the aggregate expenses of the Money Market Portfolio or the Flexible Asset Allocation Portfolio (including the investment advisory fee, but excluding interest, taxes, brokerage commissions, and extraordinary expenses), exceeds 1.00% or 1.25%, respectively (1.10% or 1.50%, respectively, in the case of Class C shares) of the Portfolio's average daily net assets, AAI has agreed to reimburse the Portfolio for such excess.

The following table shows the amounts that the Money Market Portfolio would have paid during the its last fiscal year ended October 31, 1995 for advisory fees and administration fees (without giving effect to fee waivers), as well as the amounts it would have paid (without giving effect to fee waivers) if the proposed new arrangements had been in effect throughout the entire last fiscal year.

                                                  Amount that       Difference
                                                  would have been   between the
                                                  paid if proposed  proposed and
                                                  arrangements had  actual ar-
                                Amount payable    been in effect    rangements as
                                (without giving   without giving    a percentage
Type of payment by              effect to         effect to         of the actual
Money Market Portfolio          fee waivers)      fee waivers       arrangements
- ----------------------          ---------------   ---------------   -------------
Advisory fee.................     $1,706,435       $1,452,658          -14.3%
Administration fee...........     $    0           $  243,777              *

Total Payments...............     $1,706,435       $1,706,435              0%

* Not meaningful

Note: The above amounts for the advisory fee and administration fee represent the amounts that the Portfolio would have paid if AAI had not waived $1,218,882 of such fees.

The following table shows the amounts that the Flexible Asset Allocation Portfolio paid during its last fiscal year ended October 31, 1995 for advisory fees and administration fees, as well as the amounts it would have paid if the proposed new arrangements had been in effect throughout the entire last fiscal year.


                                                  Amount that       Difference
                                                  would have been   between the
                                                  paid if proposed  proposed and
                                                  arrangements had  actual ar-
                                Amount payable    been in effect    rangements as
                                (without giving   without giving    a percentage
Type of payment by              effect to         effect to         of the actual
Money Market Portfolio          fee waivers)      fee waivers       arrangements
- ----------------------          ---------------   ----------------  ------------
Advisory fee.................     $218,580         $202,967            -7.1%
Administration fee...........     $    0           $ 15,613               *

Total Payments...............     $218,580         $218,580               0%

*    Not meaningful


BOARD CONSIDERATION

In considering whether to recommend that the New Advisory Agreements be approved by shareholders of the respective Portfolios, the Board considered the nature and quality of services to be provided by AAI and ASC and comparative data as to advisory fees and expenses, and the Board requested and evaluated such other information from AAI which the Board deemed relevant, including, but not limited to, information indicating that the Portfolios would continue to be managed by their current portfolio managers for the foreseeable future, thereby ensuring continuity in management; and that the aggregate rate at which advisory fees will be paid to AAI and administration fees will be paid to ASC in the aggregate would be exactly the same as the aggregate rate at which fees are now paid to AAI for such services.

The Board, including a majority of the Directors who are not interested persons of the Fund or AAI, unanimously approved the New Advisory Agreements at a meeting held on May 22, 1996.


RECOMMENDATION

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT RELATING TO SUCH PORTFOLIO.


                      ADDITIONAL INFORMATION

The Fund is not required to hold annual meetings of shareholders and the Fund currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Fund's By-Laws. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of corporate staff time.

A shareholder proposal intended to be presented at any meeting of shareholders of the Fund hereafter called must be received by the Fund a reasonable time before the Board of Directors' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required. A shareholder desiring to submit a proposal for presentation at a meeting of shareholders should send the proposal to the offices of the Fund's Administrator at 123 North Wacker Drive, Chicago, Illinois 60606.

The Fund knows of no other matters that may come before the Meeting. If any other matters should properly come before the Meeting, the proxies intend to vote shares of the Fund upon such matters at their discretion.

Ernst & Young LLP, independent accountants of the Fund for its most recently completed fiscal year ended October 31, 1995 and current fiscal year ending October 31, 1996, has been given the opportunity to make a statement if it so desires at the Meeting. Ernst & Young LLP is not expected to be present at the Meeting but will be available should any matter arise requiring its presence.

                                           By order of the Board of Directors



                                           /s/ Karl W. Krause
                                           ----------------------------------
                                           Karl W. Krause
                                           Secretary


June 10, 1996

                 AON ASSET MANAGEMENT FUND, INC.
                 PROXY FOR SHAREHOLDERS MEETING

                         JULY 10, 1996

             PROXY ON BEHALF OF BOARD OF DIRECTORS


     The undersigned shareholder of the Money Market Portfolio of Aon Asset Management Fund, Inc. (the "Fund") hereby appoints Michael A. Conway and Paul Rabin, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of the shares of Capital Stock of the Money Market Portfolio of the Fund standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the Shareholders Meeting to be held at the offices of Aon Corporation, 123 North Wacker Drive, Chicago, IL 60606, 13th Floor, 10:00 a.m. Wednesday, July 10, 1996, or at any adjournment thereof and to vote:

(1)  FOR  [ ]     AGAINST    [ ]    ABSTAIN FROM  [ ]

     Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Money Market Portfolio of the Fund by a corresponding series of Aon Funds, a Delaware business trust (the "Trust") in exchange for shares of beneficial interest in such series of the Trust, the distribution of such shares of such series of the Trust to shareholders of the Money Market Portfolio of the Fund, and the subsequent dissolution of the Fund.

(2)  Election of Directors

     FOR all nominees listed       WITHHOLD AUTHORITY
     below (except as marked       to vote for all nominees
     to the contrary below)        listed below

           [ ]                          [ ]

     INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.

     Michael A. Cavataio, Michael A. Conway, Carleton D. Pearl,
     Richard J. Peters and Donald W. Phillips

(3)  FOR  [ ]     AGAINST   [ ]     ABSTAIN FROM   [ ]

     Approval of the proposed amended Investment Advisory Agreement with Aon Advisors, Inc. for the Money Market Portfolio.

(4) In their discretion, upon such other matters as may properly come before the meeting.

     The shares represented by this proxy will be voted as directed. UNLESS A CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR AGENDA ITEMS (1), (2) AND (3) ABOVE AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.


Dated:  ________________, 1996     Signed _______________________

                                          _______________________


If shares are held in the name of more than one person, all holders should sign. When signing as an agent, attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his or her title. Please mail this proxy card in the enclosed envelope.


Please date this proxy
and sign your name exactly
as it appears above.

                  AON ASSET MANAGEMENT FUND, INC.
                  PROXY FOR SHAREHOLDERS MEETING

                          JULY 10, 1996

              PROXY ON BEHALF OF BOARD OF DIRECTORS


     The undersigned shareholder of the Flexible Asset Allocation Portfolio of Aon Asset Management Fund, Inc. (the "Fund") hereby appoints Michael A. Conway and Paul Rabin, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of the shares of Capital Stock of the Flexible Asset Allocation Portfolio of the Fund standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the Shareholders Meeting to be held at the offices of Aon Corporation, 123 North Wacker Drive, Chicago, IL 60606, 13th Floor, 10:00 a.m. Wednesday, July 10, 1996, or at any adjournment thereof and to vote:

(1)  FOR    [ ]  AGAINST     [ ]   ABSTAIN FROM     [ ]

     Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Flexible Asset Allocation Portfolio of the Fund by a corresponding series of Aon Funds, a Delaware business trust (the "Trust") in exchange for shares of beneficial interest in such series of the Trust, the distribution of such shares of such series of the Trust to shareholders of the Flexible Asset Allocation Portfolio of the Fund, and the subsequent dissolution of the Fund.

(2)  Election of Directors

     FOR all nominees listed       WITHHOLD AUTHORITY
     below (except as marked       to vote for all nominees
     to the contrary below)        listed below

            [ ]                       [ ]

     INSTRUCTION: To withhold authority to vote FOR any individual nominee, strike a line through the nominee's name in the list below.

     Michael A. Cavataio, Michael A. Conway, Carleton D. Pearl,
     Richard J. Peters and Donald W. Phillips

(3)  FOR    [ ]    AGAINST   [ ]     ABSTAIN FROM   [ ]

     Approval of the proposed amended Investment Advisory Agreement with Aon Advisors, Inc. for the Flexible Asset Allocation
     Portfolio.

(4) In their discretion, upon such other matters as may properly come before the meeting.

     The shares represented by this proxy will be voted as directed. UNLESS A CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR AGENDA ITEMS (1), (2) AND (3) ABOVE AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.


Dated:  ________________, 1996     Signed _______________________

                                          _______________________


If shares are held in the name of more than one person, all holders should sign. When signing as an agent, attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his or her title. Please mail this proxy card in the enclosed envelope.


Please date this proxy
and sign your name exactly
as it appears above.

                                   EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION


        AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of ___________, 1996 by and between AON ASSET MANAGEMENT FUND, INC., a corporation formed under the laws of the Commonwealth of Virginia (the "Company"), and AON FUNDS, a business trust formed under the laws of the State of Delaware (the "Trust").

        WHEREAS, this Agreement is intended to effect the reorganization of the Company into a Delaware business trust by the transfer of all of the assets of each of the Company's Money Market Portfolio and Flexible Asset Allocation Portfolio (individually, a "current Fund" and together, the "current Funds") to a corresponding portfolio of the Trust with the same or substantially similar name (individually, a "successor Fund" and together, the "successor Funds") solely in exchange for assumption by each successor Fund of all of the liabilities of the corresponding current Fund and issuance to the corresponding current Fund of Class Y shares of beneficial interest of such successor Fund (the "Trust Shares") followed by the distribution, on the Closing Date, as hereinafter defined, of the Trust Shares of each successor Fund to the holders of shares of the corresponding current Fund (the "Fund Shareholders") and by the dissolution and termination of the Company as provided herein, all upon the terms and conditions hereinafter set forth and in accordance with the applicable laws of the Commonwealth of Virginia and the State of Delaware;

        NOW THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.      SHAREHOLDER APPROVAL.

        A special meeting (the "Special Meeting") of the respective Fund Shareholders shall be called and held for the purpose of approving this Agreement and the transactions contemplated herein.

2.      REORGANIZATION.

        The transactions described in this section are hereinafter referred to as the "Reorganization." The Reorganization shall occur with respect to each current Fund and its corresponding successor Fund and, unless the context otherwise requires, all transactions contemplated hereby are to be entered into by each current Fund with its corresponding successor Fund and no other successor Fund.

        2.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each current Fund agrees to assign, transfer and convey all of its assets as set forth in paragraph 2.2 to its corresponding successor Fund on the Closing Date. The Trust, on behalf of each successor Fund, agrees in exchange therefor (1) that each successor Fund shall assume all of the corresponding current Fund's liabilities, whether contingent or otherwise, existing as of the Closing Date, and further (2) that on the Closing Date each successor Fund shall deliver to the Company the number of full and fractional Trust Shares equal to the value and number of full and fractional shares of the corresponding current Fund outstanding on the Closing Date, such Trust Shares to be denominated in the same or substantially similar series as, and to have relative rights, powers, privileges, preferences and duties identical to, the shares of the corresponding current Fund, except as otherwise provided for herein or in or under the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") and the Registration Statement (as hereinafter defined).

        2.2 The assets of the current Funds transferred to the corresponding successor Funds shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividend receivables), claims or rights of action or rights to register shares under applicable securities laws, books and records of the current Funds, all other property owned by the current Funds and all deferred or prepaid expenses shown as assets on the books of the current Funds on the Closing Date.

        2.3 Subject to respective approvals of the current Fund's Shareholders at the Special Meeting, immediately upon delivery of the one share of each successor Fund to the Company pursuant to paragraph 8.1 of this Agreement, the Company is authorized, as the then initial shareholder of the Trust and each of the successor Funds, (1) to elect as trustees of the Trust ("Trustees") the persons who currently serve as directors of the Company and
(2) to approve (i) the investment advisory agreements between Aon Advisors, Inc., the investment adviser of the current Funds (the "Adviser"), and the Trust with respect to the successor Funds (the "Advisory Agreements"), which shall be identical in every material respect to the investment advisory agreements between the Adviser and the Company with respect to the corresponding current Funds then in effect or previously approved by the respective Fund Shareholders, (ii) the continuation for the Trust's fiscal year ended October 31, 1996 of the engagement of the independent accountants who currently serve in that capacity for the Company and (iii) this Agreement.

        2.4      Upon consummation of the transactions described in paragraph
2.3 of this Agreement, and immediately prior to or contemporaneously with consummation of the transactions described in paragraph 2.1 of this Agreement, the share of each successor

Fund acquired by the corresponding current Fund pursuant to paragraph 8.1 hereof shall be redeemed by the successor Fund for $1.00 and the Company will distribute to each Fund Shareholder of record of a current Fund, Trust Shares of the corresponding successor Fund pro rata in proportion to the Fund Shareholder's interest in the current Fund in liquidation and redemption of the Fund Shareholder's current Fund shares. Simultaneously with such crediting of Trust Shares of the corresponding successor Fund to Fund Shareholders, their current Fund shares shall be canceled. The Trust will not issue certificates evidencing Trust Shares in connection with such distribution except as the Trustees of the Trust may determine from time to time in their sole discretion.

        2.5 As soon as practicable after the distribution pursuant to paragraph 2.4 of Trust Shares with respect to both of the current Funds, the Company shall take all actions necessary to effect its dissolution and to have its corporate existence terminated in accordance with Virginia law.

        2.6 Ownership of Trust Shares by the former Fund shareholders will be reflected on the books of the applicable transfer agent of the Trust.

        2.7 Any transfer taxes payable upon issuance of Trust Shares in a name other than the name of the registered owner of the corresponding current Fund shares on the books of the current Fund as of the Closing Date shall be paid by the person to whom such Trust Shares are to be distributed as a condition of such transfer.

        2.8 Any reporting responsibility of a current Fund is and shall remain its responsibility up to and including the later of the Closing Date and any date on which the Company may have its corporate existence terminated.

3.      CLOSING AND CLOSING DATE.

        3.1 The closing shall occur at the later of (i) the date of final adjournment of the Special Meeting and (ii) such later time as the parties may mutually agree (the "Closing Date"). The transfer of all of the current Funds' assets in exchange for the assumption by the successor Funds of the liabilities of the current Funds and the issuance of Trust Shares, as described above, together with all acts necessary to consummate such acts (the "Closing") shall occur on the Closing Date at the offices of Aon Advisors, Inc., 123 North
Wacker Drive, Chicago, Illinois  60606   or at such other place as the parties
may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of each current Fund's net asset value or at such other time and place as the parties may agree.

        3.2 In the event that on the Closing Date, (a) the New York Stock Exchange is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on said Exchange or in any market in which portfolio securities of a current Fund are traded is disrupted so that accurate appraisal of the value of the total net assets of a current Fund is impracticable, the Closing shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.

        3.3 The Company shall deliver at the Closing a certificate of an authorized officer of the Company stating that it has notified the custodian of the Company of the transfer of the assets of each current Fund to its corresponding successor Fund.

        3.4 The transfer agent for each of the current Funds shall deliver at the Closing a certificate as to the transfer on its books and records of each current Fund Shareholder's account to an account of a holder of Trust Shares of the corresponding successor Fund. The Trust shall issue and deliver a confirmation to the Company of the number of Trust Shares to be credited to the Company with respect to each successor Fund on the Closing Date or provide evidence satisfactory to the Company that such Trust Shares have been credited to the Company's account on the books of the Trust.

        3.5 At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as the other party may reasonably request.

4.      VALUATION.

        4.1 The value of each current Fund's net assets to be acquired by the Trust on behalf of each successor Fund hereunder shall be the net asset value computed as of the last daily determination of each current Fund's net asset value on the last business day preceding the Closing Date, using the valuation procedures set forth in such current Fund's then current prospectus or statement of additional information that forms a part of the Company's Registration Statement (the "Registration Statement") under the Securities Act of 1933 ("Securities Act"). For purposes of this Agreement, a "business day" shall mean each day that the New York Stock Exchange is open for trading (which excludes the following national business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).

        4.2 The number, value and denominations of full and fractional Trust Shares to be issued in exchange for a current Fund's net assets shall be equal to the number, value and denominations of full and fractional Company shares outstanding as of the last daily determination of each current Fund's net asset value on the last business day preceding the Closing Date (after giving effect to any issuances or redemptions of shares of that current Fund prior to or as of such time). The Company shall not issue any shares after the last daily determination of each current Fund's net asset value on the last business day preceding the Closing Date.

5.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

        The Company represents and warrants to the Trust as follows:

        5.1 Organization, Existence, etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has the power to conduct its business as it is now being conducted. The Company has all necessary Federal, state and local authorizations to own all of its properties and assets and to conduct its business as it is now being conducted.

        5.2 Registration as an Investment Company. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

        5.3 Capitalization. The authorized capital stock of the Company consists of three billion shares of Common Stock, with a par value of $.001 per share. Currently all the authorized capital stock of the Company is divided into the following eight separate classes of shares: Money Market Portfolio - 750,000,000 shares; Flexible Asset Allocation Portfolio - 450,000,000 shares; Class C - 400,000,000 shares; Class D - 400,000,000 shares; Class E - 250,000,000 shares; Class F - 250,000,000 shares; Class G - 250,000,000 shares;
and Class H - 250,000,000 shares. No shares are held in the treasury of the Company. Because the Company is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Closing Date.

        5.4 Financial Statements. The audited financial statements of the Company for the fiscal year ended October 31, 1995 (the "Company Financial Statements") fairly present the financial position of each current Fund as of the date thereof and the results of its operations and changes in its net assets for the periods indicated.

        5.5 Current Fund Shares. The outstanding shares of the current Funds are duly and validly issued and outstanding, fully paid and nonassessable under Virginia law.

        5.6 Authority Relative to this Agreement. The Company has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors, and no other corporate proceedings by the Company, other than the approval of this Agreement by the respective Fund Shareholders at the Special Meeting, are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Company is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

        5.7 Liabilities. There are no liabilities of the current Funds, whether or not determined or determinable, other than liabilities disclosed or provided for in the Company Financial Statements and liabilities incurred in the ordinary course of business subsequent to October 31, 1995, none of which has been materially adverse to the business, assets or results of operations of any of the current Funds. All liabilities of the current Funds to be assumed by the successor Funds were incurred by the current Funds in the ordinary course of business.

        5.8 Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Company, threatened which would adversely affect the current Funds or their respective assets or business or which would prevent or hinder consummation of the transactions contemplated hereby. Neither the Company nor any of the current Funds is under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

        5.9 Contracts. Except for contracts and agreements described in the current prospectus and statement of additional information of the current Funds, under which no default exists, the Company is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the current Funds.

        5.10 Taxes. The Federal income tax returns of each current Fund have been filed for all taxable years to and including the taxable year ended October 31, 1995, and all taxes payable pursuant to such returns have been paid. Each current Fund has qualified as a regulated investment company ("RIC") under Subchapter M of the Code, for each taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year.

        5.11 Registration Statement. The Company has filed or will file a post-effective amendment to the Registration Statement (the "Post-Effective Amendment") to become effective on or about the Closing Date. The Company will notify the Securities and Exchange Commission (the "Commission") that the Trust will adopt the Company's existing Registration Statement with respect to the shares of the current Funds. At the time the Post-Effective Amendment becomes effective, the Registration Statement, insofar as it relates to the Company,
(i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time Post-Effective Amendment becomes effective, at the time of the Special Meeting and at the Closing Date, the prospectus and statement of additional information, as amended or supplemented by any amendments or supplements filed by the Company, insofar as it relates to the Company, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        5.12 Dissolution and Termination. The Company will take all actions necessary to effect its dissolution and to have its corporate existence terminated in accordance with Virginia law as soon as practicable after completion of the Reorganization.

6.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE TRUST.

        The Trust represents and warrants to the Company as follows:

        6.1 Organization, Existence, etc. The Trust is a Delaware business trust duly formed, validly existing and in good standing under the laws of the State of Delaware; the Trust has filed a Certificate of Trust with the Secretary of State of Delaware pursuant to the Delaware Business Trust Act; and each successor Fund and its Class Y shares have been duly authorized, established and designated as a series and a class within a series, respectively, of the Trust in accordance with the Trust's Agreement and Declaration of Trust.

        6.2 Registration as an Investment Company. On the Closing Date and upon the adoption of the Registration Statement, the Trust will be registered under the 1940 Act as an open-end management investment company.

        6.3 Capitalization. Except as described in Section 8.1 hereto, prior to the Closing Date, there shall be no issued and outstanding Trust Shares. Trust Shares issued on the Closing Date in connection with the transactions contemplated herein will be duly and validly issued and outstanding, fully paid and non-assessable under Delaware law.

        6.4 Commencement of Operations. The Trust has not commenced operations and will not commence operations until after the Closing.

        6.5 Authority Relative to this Agreement. The Trust has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the trustees of the Trust, and no other proceedings are necessary to authorize the Trust's officers to effectuate this Agreement and the transactions contemplated hereby. The Trust is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

        6.6 Liabilities. There are no liabilities of the Trust, whether or not determined or determinable, other than liabilities otherwise previously disclosed to the Company, none of which has been materially adverse to the business, assets or results of operations of the Trust.

        6.7 Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby.

        6.8 Contracts. Except for contracts and agreements disclosed to the Company, under which no default exists, the Trust is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

        6.9 Taxes. The Trust intends that each successor Fund will be a "fund" as defined in section 851(h)(2) of the Code and will meet all the requirements to qualify as a RIC under Subchapter M of the Code for each of the taxable years following the Reorganization.

        6.10 Registration Statement. In connection with the Reorganization, the Trust will adopt the Registration Statement. At the time the Post-Effective Amendment as adopted by the Trust becomes effective, the Registration Statement, insofar as it relates to the Trust, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        6.11 Continuation of the Company's Business. The Trust has no plan or intention to issue additional Trust Shares following the Reorganization except for shares issued in the ordinary course of the Trust's business as an open-end investment company; nor does the Trust have any plan or intention to redeem or otherwise reacquire any Trust Shares issued to Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business. The Trust will actively conduct the Company's business in the same manner that the Company conducted it immediately before the Reorganization and has no plan or intention to sell or otherwise dispose of any of the assets to be acquired by the Trust in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the Trust's status as a RIC under Subchapter M of the Code.

7.      CONDITIONS TO OBLIGATIONS OF THE TRUST.

        The obligations of the Trust hereunder with respect to the consummation of the Reorganization as it relates to each successor Fund are subject to the satisfaction of the following conditions:

        7.1 Approval by Shareholders. This Agreement and the transactions contemplated hereby, including, as necessary, any temporary amendment of any investment restrictions of a current Fund that might otherwise preclude the consummation of the Reorganization, shall have been approved by the affirmative vote of at least two-thirds of the outstanding shares of each of the current Funds entitled to vote on the matter.

        7.2 Covenants, Warranties and Representations. The Company shall have complied with each of its covenants contained herein, each of the representations and warranties of the Company contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of either of the current Funds since October 31, 1995, and the Trust shall have received a certificate of the President of the Company satisfactory in form and substance to the Trust so stating.

        7.3 Regulatory Approval. The Post-Effective Amendment under the 1940 Act and the Securities Act relating to the Trust and the successor Funds shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the 1940 Act with respect to the transactions contemplated hereby shall have been granted by the Commission; and all approvals, registrations, and exemptions under Federal and state laws considered to be necessary by the Trust shall have been obtained.

        7.4 Tax Opinion. The Trust shall have received an opinion of its tax counsel, dated the Closing Date, to the effect that, on the basis of existing provisions of the Code, current administrative rules and court decisions, for Federal income tax purposes: (i) each transfer by a current Fund of all of its assets to its corresponding successor Fund solely in exchange for the assumption by such successor Fund of all of the liabilities of such current Fund and the issuance to such current Fund of Trust Shares of such successor Fund, followed by the distribution on the Closing Date of such Trust Shares to Fund Shareholders in liquidation and redemption of the Fund Shareholders' current Fund shares, and the dissolution of the Company will constitute a "reorganization" within the meaning of Section 368(a) of the Code;
(ii) no gain or loss will be recognized by the Company (or either current Fund) or the Trust (or either successor Fund) as a result thereof; (iii) no gain or loss will be recognized by the Fund Shareholders upon the exchange of their current Fund shares in exchange for Trust Shares in connection therewith; (iv) the aggregate tax basis of the Trust Shares received by a current Fund shareholder in such exchange will be the same as the aggregate tax basis of the current Fund shares given up in such exchange, and (v) the holding period for Trust Shares received by a current Fund shareholder in such exchange will include the shareholder's holding period for current Fund shares given up in such exchange, provided such current Fund shares were held as capital assets by such shareholder at the time of the exchange. In rendering such opinion, tax counsel may rely, without independent verification, upon the statements made in this Agreement, upon the proxy statement which will be distributed to the Fund Shareholders in connection with the Reorganization, and upon written representations by the Trust, the Company and current Fund shareholders.

        7.5 Opinion of Counsel. The Trust shall have received the opinion or opinions of its counsel, dated as of the Closing Date, to the effect that: (i) the Company is a corporation duly organized and existing under the laws of the Commonwealth of Virginia and the Trust is a Delaware business trust duly formed and validly existing under the laws of the State of Delaware; (ii) each of the Company and the Trust is an open-end management investment company registered under the Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Company and the Trust, and this Agreement has been duly executed and delivered by the Company and the Trust, and is a valid and binding obligation of each of the Company and the Trust, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally and to general equitable principles; (iv) the Post-Effective Amendment has been declared effective under the Securities Act and to the best of counsel's knowledge no stop order has been issued or threatened suspending its effectiveness; (v) to the best of such counsel's knowledge, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for the Company or the Trust to enter into this Agreement or to carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Company or the Trust; and (vi) the Trust Shares of the successor Fund to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

8.      CONDITIONS TO OBLIGATIONS OF THE COMPANY.

        The obligations of the Company hereunder with respect to the consummation of the Reorganization as it relates to each current Fund are subject to the satisfaction of the following conditions:

        8.1 Issuance of Initial Share. Prior to Closing, the trustees of the Trust shall have authorized the issuance of, and the Trust shall have issued, one Class Y share of each successor Fund to each corresponding current Fund in consideration of the payment of $1.00 and the Company shall have elected trustees of the Trust and voted on the matters referred to in paragraph
2.3 of this Agreement.

        8.2 Covenants, Warranties and Representations. The Trust shall have complied with each of its covenants contained herein, and each of the representations and warranties of the Trust contained herein shall be true in all material respects as of the Closing Date.

        8.3 Regulatory Approval. All necessary orders of exemption under the 1940 Act with respect to the transactions contemplated hereby shall have been granted by the Commission; and all approvals, registrations, and exemptions under Federal and state laws considered to be necessary by the Company shall have been obtained.

        8.4 Legal Opinions. The Company shall have received, and shall have been duly authorized to rely on, the opinions referred to in paragraphs
7.4 and 7.5 of this Agreement.

9. AMENDMENTS; WAIVERS; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS, GOVERNING LAW.

        9.1 Amendments. This Agreement may be amended at any time by mutual consent of both parties hereto, notwithstanding approval hereof by the shareholders of the Company, provided that no amendment shall have a material adverse effect on the interests of such shareholders.

        9.2 Waivers. At any time prior to the Closing Date either of the parties may waive compliance with any of the covenants or conditions made for its benefit contained herein.

        9.3 Termination by Either Party. This Agreement may be terminated at any time prior to the Closing Date without liability on the part of either party hereto or its respective trustees, directors, officers or shareholders by either party on notice to the other.

        9.4 Non-Survival. No representations, warranties or covenants made in or pursuant to this Agreement (including certifications of officers) shall survive the Reorganization, except to the extent provided in connection with the issuance of the opinion referred to in paragraph 7.4 of this Agreement.

        9.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Delaware, without giving effect to principles of conflicts of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Company, shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without giving effect to principles of conflict of laws.

10.     EXPENSES.

        The current Funds and the successor Funds shall be responsible for all of their respective expenses in connection with the Reorganization.

11.     GENERAL.

        This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Trust and the Company and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies under or by reason of this Agreement.

                                * * * * * * * *

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


Attest:                                    AON ASSET MANAGEMENT FUND, INC.




By_______________________                  By________________________
   Secretary                                  President



Attest:                                    AON FUNDS



By_______________________                  By________________________
   Secretary                                  President


Copies of the Certificate of Trust, as amended, creating the Trust are on file with the Secretary of the Trust, and notice is hereby given that this Agreement and Plan of Reorganization is executed on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers, shareholders, employees or agents of the Trust personally but are binding only upon the assets and property of the Trust.

                                                                Draft -- 5/16/96
                         INVESTMENT ADVISORY AGREEMENT


         This Agreement (hereinafter the "Agreement") made this ______ day of __________, 1996 by and between Aon Funds, a Delaware business trust (hereinafter the "Fund"), an open-ended management company registered under the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Aon Advisors, Inc., a Virginia corporation (hereinafter the "Advisor"), an investment advisor registered under the Investment Advisers Act of 1940.


1.       FURNISHING OF DOCUMENTS.

         1.1 The Fund has furnished the Advisor with copies of each of the following documents:

            (a)      Agreement and Declaration of Trust of the Fund;

            (b)      Bylaws of the Fund as in effect on the date hereof;

            (c) The Fund's effective registration statement on Form N-1A as filed with the Securities and Exchange Commission ("SEC"), which includes all statements of the investment objective, policies and restrictions of the Portfolio of the Fund referred to below.

         1.2 The Fund will furnish the Advisor, from time to time, with copies of all amendments of or supplements to the foregoing, if any.

         1.3 The Advisor will be entitled to rely on all documents so furnished by the Fund.


2.       INVESTMENT ADVISORY SERVICES.

         2.1 Subject to the supervision and approval of the Fund's trustees (the "Trustees"), the Fund hereby employs the Advisor to act as the investment advisor to, and manager of, the Fund's Money Market Series (hereinafter the "Portfolio").

         2.2 The Advisor hereby agrees to manage the investment and reinvestment of the assets of the Portfolio, at its own expense in accordance with the Portfolio's investment objective, policies and restrictions as stated in the documents referred to in Sections 1(a), (b) and (c).

         2.3 The Advisor agrees, for the term of this Agreement, to assume the obligations set forth in this Agreement for the compensation provided and on the other terms and conditions set forth in this Agreement.

         2.4     The Advisor shall:

                 (a) provide, or obtain, and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable;

                 (b) conduct a continuous program of investment and reinvestment with respect to the Portfolio's assets and, with respect thereto, the Advisor is hereby granted full authority by the Fund to place orders for purchases, sales, exchanges or other dispositions of securities and other instruments for the Portfolio's account and to manage the investments and any other property of the Portfolio, and to provide or obtain such services as may be necessary in managing, acquiring or disposing of investments;

                 (c) consult with and report to the Trustees, or any committees or officers acting pursuant to authority of the Trustees, at such times and in such manner as the Trustees may deem appropriate, with respect to the implementation of the investment objective, policies and restrictions of the Portfolio; and

                 (d) at the Fund's request, provide persons to serve as trustees and officers of the Fund.


3.       INVESTMENT ADVISORY FEE.

         3.1 In consideration of all services rendered pursuant to Section 2 of this Agreement, the Portfolio shall pay to the Advisor, after the end of each calendar month, a fee, accrued daily and based upon the average daily net asset value of the Portfolio for the month (or portion thereof during which this Agreement is in effect), at an annual rate of 0.30% (30/100ths of 1%).
For the first full twelve (12) calendar months after the effective date of this Agreement, and for such additional periods as the Advisor may, in its sole discretion, from time to time determine, the Advisor will waive collection of 0.10% (10/100ths of 1%) of the 0.30% (30/100ths of 1%) investment advisory fee, resulting in an advisory fee of 0.20% (20/100ths of 1%) on an annual basis.

         3.2 If on any day there is no determination of the net asset value of the Portfolio as a result of a suspension of the right of redemption of Portfolio shares or for any other reason, then for the purpose of this Section 3, the net asset value of the Portfolio as last determined will be deemed to be the net asset value for such day.


4.       EXPENSES.

         4.1 The Advisor will bear all expenses in connection with the performance of its services under this Agreement.

         4.2 The Fund or the Portfolio will assume and pay, or enter into arrangements providing for the direct payment subject to reimbursement of, all other expenses incurred in the operation of the Portfolio or the Fund that are incurred by or allocated to the Portfolio, including:

                 (a) taxes and fees payable by the Portfolio or the Fund to federal, state or other government agencies;

                 (b) brokerage fees and commissions, and issue and transfer taxes;

                 (c)      interest;

                 (d) Trustees' annual retainer and meeting attendance fees and expenses of Trustees who are not directors, officers or employees of the Advisor or of any affiliated person, other than a registered investment company, of the Advisor;

                 (e) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities;

                 (f) the charges and expenses for custodial, paying agent, transfer agent, administration, dividend agent and accounting agent services,

                 (g) outside legal fees and expenses in connection with the affairs of the Fund, including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities;

                 (h)      charges and expenses of outside auditors;

                 (i) costs of meetings of shareholders and Trustees of the Fund;

                 (j) costs of maintenance of the Fund's existence as a Delaware business trust;

                 (k)      insurance premiums;

                 (l)      investment advisory fees;

                 (m) costs and fees associated with printing and delivering registration statements, shareholders' reports and proxy statements;

                 (n) costs and fees associated with delivering reports to and making filings with the SEC and State Blue Sky authorities;

                 (o) costs relating to administration of the Fund's general operations;

                 (p)      costs relating to the Fund's own employees, if any;
                          and

                 (q) costs of preparing, printing and delivering the Fund's prospectuses and statements of additional information to existing shareholders of the Portfolio.


5.       REIMBURSEMENT.

         5.1 If in any fiscal year, the aggregate expense of the Class Y shares or the Class C shares of the Portfolio, including fees pursuant to this Agreement, but excluding interest, taxes, brokerage commissions and extraordinary expenses, exceeds 1% or 1.10%, respectively, of the value of the Portfolio's average daily net assets, the Advisor will reimburse the Portfolio for such excess. This expense reimbursement obligation is not limited to the amount of the fees received hereunder and will be estimated, reconciled and paid on a monthly basis.


6.       PORTFOLIO TRANSACTIONS AND BROKERAGE.

         6.1 The Portfolio's transactions in portfolio securities shall usually be effected with the issuer or with a dealer in money market instruments acting as principal on a net basis. The Portfolio also may purchase underwritten issues, which involve an underwriting discount or commission. Decisions with respect to the purchase and sale of portfolio securities, including allocation of portfolio business and the negotiation of the price of the securities and commissions, if any, are to be made by the Advisor.

         6.2 Neither the Advisor nor any company affiliated with it shall act as a broker or dealer for the purpose of executing portfolio transactions for the Portfolio.

         6.3 The primary consideration in allocating transactions to dealers and brokers shall be prompt and effective execution of orders at the most favorable security prices obtainable ("best execution"). Consideration also may be given to additional factors, such as furnishing of supplemental research and other services deemed to be of value to the Fund, the Portfolio or the Advisor. The Advisor is authorized to execute orders with dealers or brokers that provide research and security and economic analysis that supplements the research and analysis of the Advisor, even though the spread or commission at which an order is executed may be higher than that which another dealer or broker might charge, provided that the Advisor determines in good faith that the amount of the spread or commission is reasonable in relation to the value of the services provided. Such research and services include advice as to the value of securities, the advisability of investment in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The research may be useful to the Advisor in serving other portfolios of the Fund, the Portfolio and other accounts managed by the Advisor.


7.       SIMILAR ACTIVITIES FOR OTHERS.

         7.1 The services of the Advisor to the Portfolio under this Agreement are not to be deemed exclusive and the Advisor will be free to render similar services to others so long as its services under this Agreement are not impaired. Investment decisions for the Portfolio will be made independently from those of other accounts that may be managed by the Advisor. If, however, accounts managed by the Advisor are simultaneously engaged in purchases of the same securities, then, pursuant to the authorization of the Trustees, available securities may be allocated to each account and may be averaged as to price in whatever manner the Advisor deems to be fair.

         7.2 The parties to this Agreement understand that this system might adversely affect the price paid by the Portfolio, or limit the size of the position obtainable for the Portfolio. To the extent that transactions on behalf of more than one client of the Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund and the Portfolio recognize that there may be an adverse effect on price.

8.       RULE 2A-7 COMPLIANCE AND MAINTENANCE OF RECORDS.

         8.1 The Advisor agrees to manage the investment and reinvestment of the Portfolio's assets in compliance with Rule 2a-7, as it may from time to time be amended, under the 1940 Act, and to maintain all records required by Rule 2a-7. The Advisor also agrees to maintain and preserve, in accordance with the 1940 Act and rules thereunder, and for the periods prescribed by Rule 31a-2 under the 1940 Act, books and records with respect to the Portfolio's securities transactions required to be maintained by Rule 31a-1 under the 1940 Act.

         8.2 The Advisor further agrees that all records which it maintains for the Portfolio are the Fund's property and that the Advisor will surrender them to the Fund, its independent auditors, the Trustees, or as may be required by any government agency having jurisdiction over the Fund, promptly upon written request. The provisions of this Section 8 shall survive any termination of this Agreement.


9.       DUAL INTERESTS.

         9.1 It is understood by both parties that any of the shareholders, trustees, officers, employees and agents of the Fund may be a director, officer, employee or agent of, or be otherwise interested in, the Advisor, any affiliated person of the Advisor, or any organization in which the Advisor or any affiliated person of the Advisor may have an interest; and that the Advisor, and any such affiliated person or any such organization may have an interest in the Fund or the Portfolio.

         9.2 It is also understood by both parties that the existence of any such dual interest shall not affect the validity of any transactions hereunder, except as otherwise provided by specific provisions of applicable law, including the 1940 Act.


10.      DURATION, TERMINATION AND AMENDMENT OF THIS AGREEMENT.

         10.1 This Agreement shall not become effective, and the Advisor shall not serve or act as the Portfolio's investment advisor, unless and until this Agreement is approved by the Fund's Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the outstanding voting securities of the Portfolio.

         10.2 If approved as provided above, this Agreement shall continue in effect for two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually either:

         (i)     by the Board of Trustees; or

         (ii) by a vote of a majority of the outstanding voting securities of the Portfolio. In either event such continuance also must be approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Fund or of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

         10.3 This Agreement may, on sixty days' written notice, be terminated at any time, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the Portfolio's outstanding voting securities of the Portfolio or by the Advisor.

         10.4 This Agreement shall automatically terminate in the event of its assignment.

         10.5 In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act, particularly the definitions of "interested person" and "assignment" and a "majority of the outstanding voting securities", shall be applied.

         10.6 This Agreement shall not be amended without specific approval of such amendment by (i) the vote of a majority of the outstanding voting securities of the Portfolio (or, to the extent required by Rule 18f-3 under the 1940 Act, of the class(es) of the Portfolio affected thereby), and (ii) the vote of a majority of the Trustees, including a majority of the Trustees who are not parties to this Agreement and who are not interested persons of the Fund or of the Advisor, cast in person at a meeting called for the purpose of voting on such amendment.


11.      LIABILITY OF THE ADVISOR.

         11.1 In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Advisor, or of its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Advisor or retained by it to perform or assist in the performance of its obligations under this Agreement (each of the foregoing, an "Advisory Affiliate"), neither the Advisor nor any Advisory Affiliate shall be subject to liability to the Fund or the Portfolio or to any shareholder of the Portfolio or to any other person with a beneficial interest in the Portfolio or the Fund for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.


12.      USE OF NAME "AON" MARKS OR SYMBOLS.

         12.1 If the Advisor ceases to act as the investment advisor, or, in any event, if the Advisor so requests in writing, the Fund agrees it will take all necessary action to change the name of the Fund and/or the Portfolio to a name not including the word "Aon".


13.      MISCELLANEOUS.

         13.1 The Advisor may from time to time employ or associate with any person or persons it may believe to be particularly fitted to assist it in the performance of this Agreement. The compensation of any such persons will be paid by the Advisor, and no obligation will be incurred by, or on behalf of, the Fund with respect to them. In addition, the Fund understands that the persons employed by the Advisor to assist in the performance of its duties hereunder will not devote their full time to those duties, and that nothing contained herein will be deemed to limit or restrict the Advisor's right or the right of any of the Advisor's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

         13.2 The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         13.3 This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and same instrument.

         13.4 It is intended by the parties that this Agreement be governed by the law of the State of Illinois; however, this Agreement is also governed by, and subject to, the 1940 Act, and rules thereunder, including such exemptions therefrom as the SEC may grant.

         13.5 The Advisor agrees to report to the Fund and its Trustees any conflicts or potential conflicts of interest between classes of shares of the Portfolio of which the Advisor may become aware.

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized.



Attest:                                    Aon Funds



__________________________                 ______________________________
Secretary                                  President




Attest:                                    Aon Advisors, Inc.



__________________________                 ______________________________
Secretary                                  President

                                                                Draft -- 5/16/96
                         INVESTMENT ADVISORY AGREEMENT


                 This Agreement (hereinafter the "Agreement") made this ______ day of _______, 1996 by and between Aon Funds, a Delaware business trust (hereinafter the "Fund"), an open-ended management company registered under the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Aon Advisors, Inc., a Virginia corporation (hereinafter the "Advisor"), an investment advisor registered under the Investment Advisers Act of 1940.


1.       FURNISHING OF DOCUMENTS.

         1.1 The Fund has furnished the Advisor with copies of each of the following documents:

         (a)     Agreement and Declaration of Trust of the Fund;

         (b)     Bylaws of the Fund as in effect on the date hereof;

         (c) The Fund's effective registration statement on Form N-1A as filed with the Securities and Exchange Commission ("SEC"), which includes all statements of the investment objective, policies and restrictions of the Portfolio of the Fund referred to below.

         1.2 The Fund will furnish the Advisor, from time to time, with copies of all amendments of or supplements to the foregoing, if any.

         1.3 The Advisor will be entitled to rely on all documents so furnished by the Fund.


2.       INVESTMENT ADVISORY SERVICES.

         2.1 Subject to the supervision and approval of the Fund's trustees (the "Trustees"), the Fund hereby employs the Advisor to act as the investment advisor to, and manager of, the Fund's Flexible Asset Allocation Series (hereinafter the "Portfolio").

         2.2 The Advisor hereby agrees to manage the investment and reinvestment of the assets of the Portfolio, at its own expense in accordance with the Portfolio's investment objective, policies and restrictions as stated in the documents referred to in Sections 1(a), (b) and (c) hereof.

         2.3 The Advisor agrees, for the term of this Agreement, to assume the obligations set forth in this Agreement for the compensation provided and on the other terms and conditions set forth in this Agreement.

         2.4     The Advisor shall:

                 (a) provide, or obtain, and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable;

                 (b) conduct a continuous program of investment and reinvestment with respect to the Portfolio's assets and, with respect thereto, the Advisor is hereby granted full authority by the Fund to place orders for purchases, sales, exchanges or other dispositions of securities and other instruments for the Portfolio's account and to manage the investments and any other property of the Portfolio, and to provide or obtain such services as may be necessary in managing, acquiring or disposing of investments;

                 (c) consult with and report to the Trustees, or any committees or officers acting pursuant to authority of the Trustees, at such times and in such manner as the Trustees may deem appropriate, with respect to the implementation of the investment objective, policies and restrictions of the Portfolio; and

                 (d) at the Fund's request, provide persons to serve as trustees and officers of the Fund.


3.       INVESTMENT ADVISORY FEE.

         3.1 In consideration of all services rendered pursuant to Section 2 of this Agreement, the Portfolio shall pay to the Advisor, after the end of each calendar month, a fee, accrued daily and based upon the average daily net asset value of the Portfolio for the month (or portion thereof during which this Agreement is in effect), at the following annual rates: 0.65% of the first $250 million, .55% of the next $250 million and .45% of the amount in excess of $500 million.

         3.2 If on any day there is no determination of the net asset value of the Portfolio as a result of a suspension of the right of redemption of Portfolio shares or for any other reason, then for the purpose of this Section 3, the net asset value of the Portfolio as last determined will be deemed to be the net asset value for such day.

4.       EXPENSES.

         4.1 The Advisor will bear all expenses in connection with the performance of its services under this Agreement.

         4.2 The Fund or the Portfolio will assume and pay, or enter into arrangements providing for the direct payment subject to reimbursement of, all other expenses incurred in the operation of the Portfolio or the Fund that are incurred by or allocated to the Portfolio, including:

         (a) taxes and fees payable by the Portfolio or the Fund to federal, state or other government agencies;

         (b)     brokerage fees and commissions, and issue and transfer taxes;

         (c)     interest;

         (d) Trustees' annual retainer and meeting attendance fees and expenses of Trustees who are not directors, officers or employees of the Advisor or of any affiliated person, other than a registered investment company, of the Advisor;

         (e) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities;

         (f) the charges and expenses for custodial, paying agent, transfer agent, administration, dividend agent and accounting agent services;

         (g) outside legal fees and expenses in connection with the affairs of the Fund, including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities;

         (h)     charges and expenses of outside auditors;

         (i)     costs of meetings of shareholders and Trustees of the Fund;

         (j) costs of maintenance of the Fund's existence as a Delaware business trust;

         (k)     insurance premiums;

         (l)     investment advisory fees;

         (m) costs and fees associated with printing and delivering registration statements, shareholders' reports and proxy statements;

         (n) costs and fees associated with delivering reports to and making filings with the SEC and State Blue Sky authorities;

         (o) costs relating to administration of the Fund's general operations;

         (p)     costs relating to the Fund's own employees, if any; and

         (q) costs of preparing, printing and delivering the Fund's prospectuses and statements of additional information to existing shareholders of the Portfolio.


5.       REIMBURSEMENT.

         5.1 If in any fiscal year, the aggregate expense of the Class Y shares or the Class C shares of the Portfolio, including fees pursuant to this Agreement, but excluding interest, taxes, brokerage commissions and extraordinary expenses, exceeds 1.25% or 1.50%, respectively, of the value of the Portfolio's average daily net assets, the Advisor will reimburse the Portfolio for such excess. This expense reimbursement obligation is not limited to the amount of the fees received hereunder and will be estimated, reconciled and paid on a monthly basis.


6.       PORTFOLIO TRANSACTIONS AND BROKERAGE.

         6.1 The Portfolio's transactions in equity securities will usually be executed through brokers that will receive a commission paid by the Portfolio. The Portfolio's transactions in fixed income and money market securities shall usually be effected with the issuer or with a dealer in such instruments acting as principal on a net basis. The Portfolio also may purchase underwritten issues, which involve an underwriting discount or commission. Decisions with respect to the purchase and sale of portfolio securities, including allocation of portfolio business and the negotiation of the price of the securities and commissions, if any, are to be made by the Advisor.

         6.2 Neither the Advisor nor any company affiliated with it shall act as a broker or dealer for the purpose of executing portfolio transactions for the Portfolio.

         6.3 The primary consideration in allocating transactions to dealers and brokers shall be prompt and effective execution of orders at the most favorable security prices obtainable ("best execution"). Consideration also may be given to additional factors, such as furnishing of supplemental research and other services deemed to be of value to the Fund, the Portfolio or the Advisor. The Advisor is authorized to execute orders with dealers or brokers that provide research and security and economic analysis that supplements the research and analysis of the Advisor, even though the spread or commission at which an order is executed may be higher than that which another dealer or broker might charge, provided that the Advisor determines in good faith that the amount of the spread or commission is reasonable in relation to the value of the services provided. Such research and services include advice as to the value of securities, the advisability of investment in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. The research may be useful to the Advisor in serving other portfolios of the Fund, the Portfolio and other accounts managed by the Advisor.


7.       SIMILAR ACTIVITIES FOR OTHERS.

         7.1 The services of the Advisor to the Portfolio under this Agreement are not to be deemed exclusive and the Advisor will be free to render similar services to others so long as its services under this Agreement are not impaired. Investment decisions for the Portfolio will be made independently from those of other accounts that may be managed by the Advisor. If, however, accounts managed by the Advisor are simultaneously engaged in purchases of the same securities, then, pursuant to the authorization of the Trustees, available securities may be allocated to each account and may be averaged as to price in whatever manner the Advisor deems to be fair.

         7.2 The parties to this Agreement understand that this system might adversely affect the price paid by the Portfolio, or limit the size of the position obtainable for the Portfolio. To the extent that transactions on behalf of more than one client of the Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund and the Portfolio recognize that there may be an adverse effect on price.


8.       COMPLIANCE AND MAINTENANCE OF RECORDS.

         8.1 The Advisor agrees to manage the investment and reinvestment of the Portfolio's assets in compliance with the 1940 Act and rules and regulations thereunder. The Advisor also agrees to maintain and preserve, in accordance with the 1940 Act and rules thereunder, and for the periods prescribed by Rule 31a-2 under the 1940 Act, books and records with respect to the Portfolio's securities transactions required to be maintained by Rule 31a-1 under the 1940 Act.

         8.2 The Advisor further agrees that all records which it maintains for the Portfolio are the Fund's property and that the Advisor will surrender them to the Fund, its independent auditors, the Trustees, or as may be required by any government agency having jurisdiction over the Fund, promptly upon written request. The provisions of this Section 8 shall survive any termination of this Agreement.


9.       DUAL INTERESTS.

         9.1 It is understood by both parties that any of the shareholders, trustees, officers, employees and agents of the Fund may be a director, officer, employee or agent of, or be otherwise interested in, the Advisor, any affiliated person of the Advisor, or any organization in which the Advisor or any affiliated person of the Advisor may have an interest; and that the Advisor, and any such affiliated person or any such organization may have an interest in the Fund or the Portfolio.

         9.2 It is also understood by both parties that the existence of any such dual interest shall not affect the validity of any transactions hereunder, except as otherwise provided by specific provisions of applicable law, including the 1940 Act.


10.      DURATION, TERMINATION AND AMENDMENT OF THIS AGREEMENT.

         10.1 This Agreement shall not become effective, and the Advisor shall not serve or act as the Portfolio's investment advisor, unless and until this Agreement is approved by the Fund's Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the outstanding voting securities of the Portfolio.

         10.2 If approved as provided above, this Agreement shall continue in effect for two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually either:

                 (i)      by the Board of Trustees; or

                 (ii) by a vote of a majority of the outstanding voting securities of the Portfolio.

In either event such continuance also must be approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Fund or of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

         10.3 This Agreement may, on sixty days' written notice, be terminated at any time, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Portfolio or by the Advisor.

         10.4 This Agreement shall automatically terminate in the event of its assignment.

         10.5 In interpreting the provisions of this Section 10, the definitions contained in Section 2 (a) of the 1940 Act, particularly the definitions of "interested person" and "assignment" and a "majority of the outstanding voting securities", shall be applied.

         10.6 This Agreement shall not be amended without specific approval of such amendment by:

                 (i) the vote of a majority of the outstanding voting securities of the Portfolio (or, to the extent required by Rule 18f-3 under the 1940 Act, of the class(es) of the Portfolio affected thereby), and

                 (ii) the vote of a majority of the Trustees, including a majority of the Trustees who are not parties to this Agreement and who are not parties to this Agreement and who are not interested persons of the Fund or of the Advisor, cast in person at a meeting called for the purpose of voting on such amendment.


11.      LIABILITY OF THE ADVISOR.

         11.1 In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Advisor, or of its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Advisor or retained by it to perform or assist in the performance of its obligations under this Agreement (each of the foregoing, an "Advisory Affiliate"), neither the Advisor nor any Advisory Affiliate shall be subject to liability to the Fund or the Portfolio or to any shareholder of the Portfolio or to any other person with a beneficial interest in the Portfolio or the Fund for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940
Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.


12.      USE OF NAME "AON"; MARKS OR SYMBOLS.

         12.1 If the Advisor ceases to act as the investment advisor, or, in any event, if the Advisor so requests in writing, the Fund agrees it will take all necessary action to change the name of the Fund and/or the Portfolio to a name not including the word "Aon".


13.      MISCELLANEOUS.

         13.1 Persons employed by the Advisor. The Advisor may from time to time employ or associate with any person or persons it may believe to be particularly fitted to assist it in the performance of this Agreement. The compensation of any such persons will be paid by the Advisor, and no obligation will be incurred by, or on behalf of, the Fund with respect to them. In addition, the Fund understands that the persons employed by the Advisor to assist in the performance of its duties hereunder will not devote their full time to those duties, and that nothing contained herein will be deemed to limit or restrict the Advisor's right or the right of any of the Advisor's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

         13.2 Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         13.3 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and same instrument.

         13.4 Governing Law. It is intended by the parties that this Agreement be governed by the law of the State of Illinois; however, this Agreement is also governed by, and subject to, the 1940 Act, and rules thereunder, including such exemptions therefrom as the SEC may grant.

         13.5 Plan Pursuant to Rule 18f-3. The Advisor agrees to report to the Fund and its Trustees any conflicts or potential conflicts of interest between classes of shares of the Portfolio of which the Advisor may become aware.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.


Attest:                                    Aon Funds



____________________________               _______________________________
Secretary                                  President


Attest:                                    Aon Advisors, Inc.



____________________________               ______________________________
Secretary                                  President